UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2009

Lazard Funds Annual Report

U.S. Equity

Lazard U.S. Equity Value Portfolio

Lazard U.S. Strategic Equity Portfolio

Lazard U.S. Mid Cap Equity Portfolio

Lazard U.S. Small-Mid Cap Equity Portfolio

International Equity

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Strategic Equity Portfolio

Lazard International Small Cap Equity Portfolio

Global Equity

Lazard Global Listed Infrastructure Portfolio

Emerging Markets

Lazard Emerging Markets Equity Portfolio

Lazard Developing Markets Equity Portfolio

Fixed Income

Lazard U.S. High Yield Portfolio

Capital Allocator

Lazard Capital Allocator Opportunistic

    Strategies Portfolio

Lazard Funds

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
11	Performance Overviews
23	Information About Your Portfolio’s Expenses
26	Portfolio Holdings Presented by Sector
27	Portfolio Holdings Presented by Credit Rating
28	Portfolios of Investments
28	Lazard U.S. Equity Value Portfolio
30	Lazard U.S. Strategic Equity Portfolio
32	Lazard U.S. Mid Cap Equity Portfolio
34	Lazard U.S. Small-Mid Cap Equity Portfolio
36	Lazard International Equity Portfolio
38	Lazard International Equity Select Portfolio
40	Lazard International Strategic Equity Portfolio
42	Lazard International Small Cap Equity Portfolio
44	Lazard Global Listed Infrastructure Portfolio
45	Lazard Emerging Markets Equity Portfolio
47	Lazard Developing Markets Equity Portfolio
49	Lazard U.S. High Yield Portfolio
54	Lazard Capital Allocator Opportunistic Strategies Portfolio
55	Notes to Portfolios of Investments
58	Statements of Assets and Liabilities
62	Statements of Operations
66	Statements of Changes in Net Assets
73	Financial Highlights
86	Notes to Financial Statements
96	Report of Independent Registered Public Accounting Firm
97	Board of Directors and Officers Information
99	Other Information
104	Tax Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain a prospectus or summary prospectus, if available, by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder:

The past 12 months were a period of both extraordinary challenges and opportunities. What began as a panic-driven environment quickly morphed into a dramatic rebound, followed later by a return to relative normalcy. The S&P 500® Index rose over 60% by the end of the year following the lows reached in March 2009, although as of the end of 2009 it was still significantly below the highs it reached in October of 2007. Many long-held beliefs regarding the U.S. dollar, emerging versus developed markets, and sovereign credit quality were significantly changed during the year. The only certainty throughout 2009 was volatility.

At Lazard Asset Management, we are optimistic about the current environment. We believe that a period of dispersion, or a widening gap among winning, merely surviving, and failing business models, has only just begun in the markets, and that we will continue to see significant and growing differentiation. The opportunities for active managers within this dispersion are both high and increasing.

While Lazard was not immune to the effects of the dramatic downturn and subsequent recovery, our performance throughout has been relatively strong. The crisis has proven that a short-term strategy is no substitute for sustainable actions. As such, Lazard’s focus remains on fundamental, active management. We remain confident that the strength of this style will continue in a variety of market conditions.

In conclusion, we would like to express our deepest gratitude to you as shareholders. We sincerely appreciate your continued confidence in our management capabilities, especially during these volatile times. We are honored that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

U.S. Equities: An Evolving Economy
Equities experienced a tremendous rally since the lows reached in March of 2009, as the economy recovered from one of the worst economic and financial crises in recent history. The events of 2009 largely eliminated the short-term risk of systemic failure that we faced only a year ago. The U.S. Federal Reserve’s near-zero interest rate policy, combined with a fiscal deficit of approximately 10% of U.S. GDP, transformed the economic freefall to moderate growth quite quickly. This, in turn, encouraged investors to buy into riskier assets. The economy appeared to be pulling out of its recession, as it returned to growth following four consecutive quarters of contraction. The housing market also showed further signs of stabilization, as the U.S. Government extended its tax incentive program and maintained low borrowing costs for homebuyers. However, the recovery in consumer activity, a primary driver of the economy in the United States, remained uncertain amid the high unemployment rate. A deceleration of consumer credit volumes also pointed to the continued deleveraging of U.S. consumers.

By sector, materials, information technology, energy, and consumer discretionary performed well on the back of an improving economic outlook. A strong recovery in commodity prices boosted confidence in many commodity producers. The information technology sector was a consistent performer throughout the year and the overall best performer for the period, as strong cash positions and profitability in many technology companies attracted investors in the midst of the economic downturn earlier in the year. In addition, computer hardware and semiconductor stocks rebounded due to the surprisingly resilient global personal computer market. Meanwhile, the consumer staples and utilities sectors underperformed, as investors rotated away from the more defensive sectors amid the improving economic outlook. Financial stocks rebounded sharply from their March lows, but lagged overall for the year, as the expected arrival of more normalized earnings levels for banks was pushed further back amid continued deterioration in the credit markets.

International Equities: Unprecedented Intervention Leads to Stabilization
International equity markets enjoyed a strong recovery in 2009, returning over 30% as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East® Index (the EAFE Index). In the beginning of the year, global stocks fell sharply as the world responded to the collapse of debt markets, the rapid fall in economic activity, and the prospect of a prolonged deflationary squeeze on asset values. In response, governments and central banks around the world applied stimulus, including aggressive monetary and fiscal policies, which culminated in the start of quantitative easing in March. These unprecedented actions succeeded in stabilizing asset prices, which set the stage for a sharp rebound in share prices, as companies could once again be valued in a normalized economic environment rather than in an extremely negative scenario.

While cyclical stocks generally performed well in 2009, those perceived as exposed to demand from emerging markets were especially strong, including mining, steel, chemical, and capital goods companies. Branded consumer companies also benefited from this trend, keeping pace with the broad markets despite strong relative performance for their defensive characteristics in 2008. Other defensive stocks did not do as well, as companies in the telecom services, health care, and utilities sectors lagged. Bank stocks experienced a volatile year: In the first quarter, they collapsed to market lows on fears of nationalization, then rebounded strongly near the end of the first quarter and through the third quarter, as these concerns eased due to government intervention and guarantees. The fourth quarter saw renewed weakness in banks, as markets began to worry once again about the removal of stimulus measures.

Emerging Markets Equities: Strong Fundamentals
During the first quarter of 2009, shares in the developing world experienced periods of considerable weakness caused by pessimistic sentiment over the outlook for global financial institutions. This period was followed by a significant rebound toward the end of the first quarter, as shares rose due to value hunting by investors, who were following some signs of improvement in the credit markets. The MSCI Emerging Markets Index (the EM Index) finished the first quarter almost flat, up by just under 1%. Stocks in Latin America performed considerably better than those in Asia, and especially better than markets in Eastern Europe, the Middle East, and Africa. Ongoing weakness and range constrained price action continued in commodity prices, as crude oil prices traded between $30 and $55 per barrel.

Emerging markets equities continued the extraordinary recovery in the second quarter of 2009. Although stocks in

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the developing world experienced a respite in June, they rose very strongly in both April and May, as credit and global equity markets showed signs of improvement. The EM Index increased by 33% over the quarter, as shares of companies in Eastern Europe, the Middle East, Africa, and Latin America performed better than those in Asia. Strong price action occurred in many commodities, and crude oil prices reached more than $70 per barrel by quarter end.

The impressive recovery continued through the third quarter of 2009. Although growth in the developing world slowed in August, it rose very strongly in both July and September, as credit and global equity markets, as well as investor sentiment, demonstrated significant signs of improvement. The EM Index increased by almost 21% over the third quarter, as shares of companies in Eastern Europe and in Latin America performed better than those in Asia. Remarkably, every sector and every country represented in the EM Index, with the exception of Morocco, rose over the quarter. Stable prices continued in many commodities, and crude oil prices remained at around $70 per barrel over the quarter.

Emerging markets equities finished the remarkably strong year positively, as the EM Index ended the fourth quarter up almost 9%. Shares of companies in Latin America performed the strongest, although markets in Eastern Europe also rose, while Asian stocks lagged. For the year as a whole, the EM Index increased by almost 79%, with Latin American equities significantly outperforming shares in Eastern Europe, the Middle East, Africa, and in Asia.

By sector, consumer discretionary, materials, and information technology outperformed the EM Index. The utilities, health care, industrials, and telecom services sectors were the weakest performers over the year.

High Yield Fixed Income: Exceptional Rally
High-yield performance in 2009 was exceptional by any measure. The high yield market materially outperformed U.S. Treasuries, investment-grade corporate bonds, and the U.S. equity markets in 2009. Lower-quality high yield performed best in 2009, as investor confidence continued to improve from the banking crisis of late 2008. Over the course of 2009, as high-yield securities were marked back up in price, market spreads tightened by approximately 1,170 basis points. The CCC sector tightened the most, moving in by 2,221 basis points, while the BB sector tightened by 825 basis points. The CCC sector credit spread finished the year narrower than its long-term average, while the BB sector spread is modestly wider than its long-term average. High-yield market flows were very healthy during the year. U.S. high-yield bond issuance was a robust $127 billion in 2009, as compared to $56 billion in 2008. Mutual fund inflows of approximately $30 billion were also strong, helping fuel the market rally. While default rates were significant, they did not derail market performance.

Lazard U.S. Equity Value Portfolio
For the year ended December 31, 2009, the Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 24.81%, while Open Shares posted a total return of 24.49%, as compared with the 19.69% return for the Russell 1000 Value® Index.

During the year, the Portfolio benefited from stock selection in the energy sector. Shares of Newfield Exploration increased dramatically over the period, benefiting from its success in unconventional natural gas exploration. The company was further boosted by Exxon Mobil’s acquisition of XTO Energy, which increased interest in the sector as a whole. A position in Halliburton also benefited performance due to the company’s broad-based market share gains and anticipated increase in capital expenditures by its customers in 2010.

Stock selection in the consumer staples sector also added to returns, as positions in U.S. tobacco makers Reynolds American and Altria Group performed very well for the year. Both companies started 2009 with dividend yields in excess of 9% and have performed well, as concerns over an increase in the federal excise tax on tobacco products have abated.

Stock selection in the health care sector also helped relative returns, as Medtronic outperformed during the year. The company was able to deliver on operating leverage forecasts and achieved its revenue targets. Meanwhile, visibility on multiple new product cycles has improved the company’s revenue growth outlook.

Conversely, stock selection in the financials sector detracted from returns, as positions in diversified financials such as Bank of New York Mellon and Bank of America underperformed due to concerns regarding the delayed arrival of more normalized earnings levels for banks.

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The Portfolio’s underweight position and stock selection in the consumer discretionary sector also detracted from returns, as shares of Comcast lagged earlier in the year due to concerns over its potential acquisition of NBC Universal. While the stock rebounded sharply in December following the announcement of a deal, it was not enough to offset its earlier poor performance.

Lazard U.S. Strategic Equity Portfolio
For the year ended December 31, 2009, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 28.12%, while Open Shares posted a total return of 27.71%, as compared with the 26.46% return for the S&P 500® Index.

Stock selection in the energy sector helped the Portfolio’s performance during 2009. Coal producer Massey Energy performed very well, rebounding sharply from its March lows after reporting better-than-expected earnings results due to aggressive cost cutting and closings of higher-cost mines amid the weaker demand for coal. Exports of metallurgic coal, which is used in steelmaking, recovered in the fourth quarter as steelmakers began restocking inventories, which also helped Massey Energy’s performance. Holdings in energy exploration and production companies, such as EOG Resources and Apache, helped performance as well. A relatively underweight position in Exxon Mobil also boosted performance, as the company’s shares lagged considerably in 2009. We subsequently sold the position in Exxon Mobil during the year.

The Portfolio also benefited from an overweight position and stock selection in the materials sector, as positions such as Air Products & Chemicals and Freeport-McMoRan performed well. Air Products & Chemicals outperformed during 2009 due to earnings that consistently exceeded market expectations and a turnaround in its electronics business. Freeport-McMoRan rose sharply as copper prices rebounded from multi-year lows. We sold the position during the first quarter of 2009 as the stock reached our valuation target.

Stock selection in the industrials sector helped performance during 2009. Shares of Corrections Corp. of America, an owner and operator of corrections facilities, were strong due to increasing outsourcing trends and a large equity investment by a strategic buyer.

The Portfolio benefited from an underweight position in the financials sector as well, as it lagged the overall market in 2009.

Conversely, stock selection in the consumer discretionary sector detracted from returns for the year. As previously mentioned, shares of Comcast lagged for the year due to concerns over its potential acquisition of NBC Universal.

Stock selection in the information technology sector also detracted from relative returns. The Portfolio did not hold positions in some technology hardware and equipment companies that performed strongly during 2009, in particular Apple.

Lazard U.S. Mid Cap Equity Portfolio
For the year ended December 31, 2009, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 38.49%, while Open Shares posted a total return of 38.26%, as compared with the 40.48% return for the Russell Midcap® Index.

During the year, the Portfolio benefited from stock selection in the health care sector, as positions in Hospira, Life Technologies, and Warner Chilcott consistently exceeded earnings expectations during the year. Hospira, a specialty pharmaceuticals and medication delivery company, benefited from its management’s multi-year cost reduction plan, which increased its margins. Life Technologies also benefited from cost savings efforts as a result of merger-related synergies, and has experienced accelerated revenue growth. In addition to strong earnings during the year, Warner Chilcott rose sharply after announcing it would purchase Procter & Gamble’s global pharmaceuticals business.

The Portfolio’s underweight position and stock selection in the financials sector contributed to performance. Waddell & Reed Financial outperformed during the year, as the asset manager bested its peers in the difficult environment due to strong performance across key products and a strong distribution network. The company’s third quarter earnings were better than expected, benefiting from the management team’s operational improvement plan and a sharp rebound in equity markets. We exited the position in Waddell & Reed Financial during 2009. The Portfolio benefited from an opportunistic purchase of PNC Financial Services Group as well, after its sharp decline in the beginning of the year. We sold the position during 2009 as it reached our valuation target.

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Conversely, stock selection in the information technology sector detracted from returns, as wholesale technology distributor Ingram Micro, and software companies such as NeuStar and Symantec, slightly lagged. A low exposure to the semiconductors and semiconductor equipment segment also detracted from performance, as it was the best performing group in the sector due to an improving economic outlook.

Stock selection in the consumer staples sector hurt returns, as shares of Molson Coors Brewing declined, due to concerns over price competition in Canada, despite its positive earnings for the third quarter.

Stock selection in the industrials sector also detracted from returns, as waste collection and disposal company Republic Services lagged due to continued soft volumes in both commercial and residential waste removal. However, the company’s pricing currently remains solid.

Lazard U.S. Small-Mid Cap Equity Portfolio
For the year ended December 31, 2009, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 55.47%, while Open Shares posted a total return of 54.96%, as compared with the 34.39% return for the Russell 2000/2500 Linked Index (the Linked Index).1

The Portfolio’s main performance drivers for the year included stock selection in the financials, industrials, information technology, consumer discretionary, and health care sectors. These were among the largest sectors comprising the Linked Index and thus provided the most diverse investment opportunities. Stock selection in the energy and telecom services sectors slightly detracted from performance for the year.

While the financials sector performed poorly overall, it remained one of the best sources of returns for the Portfolio. The Portfolio’s investments in enduring companies, such as Wintrust Financial, East West Bancorp, and PacWest Bancorp, added significantly to relative performance. We later sold our position in East West Bancorp. In addition, investments in the insurance, diversified financials, and real estate segments of the sector also added to returns.

Stock selection in the industrials sector also contributed to relative returns. Companies in the capital goods segment performed well, as business activity increased investors’

expectations for recovery. The Portfolio’s positions in Mid-dleby and Orion Marine Group were the two best performers. We sold the position in Orion Marine Group during 2009.

The Portfolio benefited from strong results in its consumer discretionary holdings as well. Stock prices in the sector generally rallied on better-than-expected earnings reports as the economic recovery began to take hold. Our focus on companies that we believe can gain market share and that have the potential to benefit from the improving economic environment added to performance over the year.

The Portfolio’s strong relative performance in the information technology sector was driven by holdings in hardware and equipment companies that generally benefited from strong market positioning and the pickup in global technology demand and spending.

Stock selection in the telecom services sector detracted from the Portfolio’s performance over the year. Positions in two wireless telecommunications companies, Leap Wireless International and MetroPCS Communications, both posted disappointing earnings as subscriber growth slowed. We exited both positions during 2009, as the investment theses were no longer valid.

Lazard International Equity Portfolio
For the year ended December 31, 2009, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 25.19%, while Open Shares posted a total return of 24.91%, as compared with the 31.78% return for the EAFE Index.

The biggest drag on the Portfolio’s performance over the year was a low exposure to the materials sector, which benefited from the improving economic environment as well as demand for commodities from emerging markets.

The Portfolio’s high exposure to, and stock selection in, telecom services also detracted from returns, as investors rotated into more cyclical sectors. Within the sector, positions in KDDI, Telus, and Vodafone Group hurt performance.

In contrast, the Portfolio benefited from stock selection in the information technology sector, as Ericsson, Hoya, and Canon each contributed to relative returns. We exited the position in Ericsson over the year.

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A low exposure to the utilities sector also helped performance, as the sector was hurt by concerns about overcapacity in the power generation market.

Lazard International Equity Select Portfolio
For the year ended December 31, 2009, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 20.86%, while Open Shares posted a total return of 20.49%, as compared with the 31.78% return of the EAFE Index.

The Portfolio’s high exposure to, and stock selection in, the health care sector detracted from returns over the year, as investors rotated into more cyclical sectors.

Stock selection in the financials sector also hurt returns. The sector was hurt by concerns about the asset quality of large banks and possible regulatory changes, and several of our positions in the bank segment declined over the year.

A low exposure to the materials sector, which benefited from the improving economic environment and emerging market demand, hurt relative performance over the year as well.

In contrast, the Portfolio benefited from a low exposure to the utilities sector, which was hurt by concerns about over-capacity in the power generation market.

A high exposure to the information technology sector also helped performance, as strong cash positions and profitability in many technology companies attracted investors in the midst of the economic downturn earlier in the year.

Stock selection in the telecom services sector benefited returns due to a position in Telekomunikasi Indonesia, which was up impressively over the period.

Lazard International Strategic Equity Portfolio
For the year ended December 31, 2009, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 27.76%, while Open Shares posted a total return of 27.38%, as compared with the 31.78% return for the EAFE Index.

The biggest drag on the Portfolio’s performance over the year was a low exposure to the most cyclical materials stocks, especially in the mining, steel, and chemicals industries.

Stock selection in the consumer discretionary sector also detracted from returns, as a position in Greek gambling company OPAP declined due to regulatory changes. We exited the position in OPAP during the fourth quarter of 2009.

Stock selection in the financials sector, particularly in the diversified financials and real estate segments, hurt relative performance as well. Positions in Lloyds Banking Group and Barclays were hit by regulatory and capital fears, while Daito Trust Construction struggled to overcome a sluggish domestic demand environment in Japan. We subsequently sold our position in Daito Trust Construction during 2009.

In contrast, stock selection in the consumer staples helped returns over the year. The material changes at both Anheuser-Busch InBev and at Unilever began to deliver encouraging results, lifting the companies’ share prices.

Stock selection in the telecom services sector also helped the Portfolio’s returns, as a position in BT Group outperformed over the year. We exited the position in BT Group during 2009 as it reached our valuation target.

Lazard International Small Cap Equity Portfolio
For the year ended December 31, 2009, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 39.17%, while Open Shares posted a total return of 39.00%, as compared with the 46.78% return for the MSCI EAFE Small Cap Index.

For the year, stock selection in the information technology sector detracted from relative performance. A position in Neopost, a French postal metering company, underperformed due to its defensive business model, as investors cycled into riskier assets during the strong rally that began in March of 2009. Shares of Konami, which develops and sells entertainment software, underperformed owing to weak performance in its fitness club division, as membership dropped with the slowing economy in early 2009.

The Portfolio’s stock selection in the consumer discretionary sector also hurt performance. Sankyo, which develops, manufactures, and sells pachinko machines and related parts, underperformed due to lower sales for the second half of the year. A position in Dignity, a U.K.-based operator of funeral homes, also hurt returns within the sector, as investors moved toward riskier equities amid optimism for the economic recovery.

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Conversely, stock selection in the industrials sector helped performance during 2009. Charter International, a U.K.-based manufacturer of welding equipment and consumables, outperformed due to cost-cutting measures that finished ahead of targets and the return of demand for its products. Shares of Indutrade, a producer of industrial engineering and equipment, flow technology, industrial components, and special products, performed well over the year as its end-markets stabilized. In addition, the company resumed its acquisition activities, which has traditionally been a source of value creation for shareholders.

Stock selection in the health care sector also benefited performance, as shares of Swedish medical technology provider Elekta appreciated. Proposed cuts to U.S. reimbursement for procedures on equipment produced by Elekta were much lower than expected, and the company continued to show its technology leadership over the year. A position in Healthcare Locums, a health care recruitment business, benefited returns as well, as the company’s earnings exceeded analysts targets.

Lazard Emerging Markets Equity Portfolio
For the year ended December 31, 2009, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 69.82%, while Open Shares posted a total return of 69.14%, as compared with the 78.51% return for the EM Index.

Stock selection in the financials sector helped the Portfolio’s performance over the year, as a position in Banco do Brasil, a Brazilian bank, performed well as loan growth recovered, asset quality deterioration seemed to approach a bottom, and the local currency strengthened.

Stock selection in the energy sector helped returns over the year, as shares of LUKOIL, a Russian oil and gas company, benefited from rising oil prices.

The Portfolio’s stock selection in the telecom services sector also benefited performance. Shares of Mobile TeleSystems, a Russian telecommunications services company, appreciated due to ruble stabilization and investors’ focus on the company’s cash flow generation.

An underweight position in China and an overweight exposure to Indonesia added to the Portfolio’s returns over the year as well.

In contrast, stock selection in the information technology sector detracted from relative performance for the year, as shares of Satyam Computer Services, an Indian software company, were weak due to investor concerns over an alleged fraud. We subsequently sold the position in Satyam.

Stock selection in Brazil also hurt returns for the year. The Portfolio’s position in TAM, a Brazilian airline company, was weak due to increasing competition and the negative effect of fuel hedges. We exited the position in TAM during 2009.

Stock selection in the consumer discretionary sector hurt performance over 2009 as well.

Lazard Developing Markets Equity Portfolio
For the year ended December 31, 2009, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 108.53%, while Open Shares posted a total return of 108.17%, as compared with the 78.51% return for the EM Index.

For the year, a larger-than-index position and stock selection in the energy sector significantly contributed to the Portfolio’s relative performance. Shares of Eurasia Drilling, a Russian energy services company, performed well on the back of strong profitability, stable margins, and a solid outlook into next year. TMK, a Russian steel pipe producer, performed well due to a recovering average sales price as well as the successful refinancing of some of its debt. We subsequently exited the position in TMK during 2009.

A higher-than-index exposure and stock selection in the consumer discretionary sector also benefited returns for 2009. Cyrela Brazil Realty, a Brazilian real estate development and construction firm, performed well as early strength in affordable housing broadened into a strong recovery in middle- and upper-income home sales. Anta Sports Products, a China-based sportswear manufacturer and retailer, outperformed due to strong sales, a rebound in Chinese consumption, and market share gains. We exited the position in Anta Sports Products during the year.

Additionally, stock selection in Brazil and Russia, and a larger-than-index exposure to Russia, helped returns over the year.

Conversely, a lower-than-index exposure to the information technology sector subtracted value over the year.

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Stock selection in the health care sector also detracted from returns. A position in China Medical Technologies lagged, as investors focused on the company’s increasing competition. We subsequently exited the position in China Medical Technologies.

Lazard U.S. High Yield Portfolio
For the year ended December 31, 2009, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 34.66%, while Open Shares posted a total return of 34.40%, as compared with the 57.51% return for the Merrill Lynch High Yield Master II® Index (the High Yield Index).

The Portfolio’s higher-quality style significantly lagged the High Yield Index in 2009, as lower-quality securities were written back up in price. In 2009, the CCC and below quality sector returned 96.8% and boosted the High Yield Index return by more than 11%. The higher-quality BB sector returned 45.2%. Performance was helped by overweight positions in the building materials and gaming/hotel sectors and by an underweight position in electric utilities. Security selection also added to performance. Underweight positions in the bank, finance, and insurance sectors detracted from performance. The Portfolio’s underweight exposure to automotive and technology-related securities and to lower-quality securities detracted from performance in 2009 as well. Our bias is to higher-quality holdings, industry sectors that generally have transparent fundamentals, and to larger issues that are well followed by the market. Even though the Portfolio lagged the High Yield Index, we are pleased with the absolute return relative to the risk taken.

Lazard Capital Allocator Opportunistic Strategies Portfolio
For the year ended December 31, 2009, the Lazard Capital Allocator Opportunistic Strategies (LCAOS) Portfolio’s Institutional Shares returned 21.21%, while Open Shares posted a total return of 20.71%. The benchmark returns for the year ended December 31, 2009 were 29.99% for the MSCI World® Index and 22.92% for Global Market Exposure Index.2

Over the year, the Portfolio’s returns were driven predominantly by exposures to the Contrarian and Discounted Assets categories. Investments in the Thematic category were mixed, while holdings in the Diversifying Assets category detracted from performance.

Thematic investments were about 34% of the overall Portfolio at year-end. Investments in this category were reduced during the year, as we took profits on positions that we felt were fully valued. Overall, this sector was slightly accretive to relative returns. Within the Thematic category, investments in Brazil and Asia ex-Japan were the best performers. Positions in the agribusiness theme and select energy positions, including oil services companies, also aided performance. However, these gains were somewhat offset by weakness in other thematic investments. The natural gas theme was one of the largest detractors, as the high supply levels kept natural gas prices low. Water infrastructure was also weak, as was the Portfolio’s investment in a Japanese exchange-traded fund (ETF). We eliminated the position in the Japanese ETF during the year.

The Diversifying Assets category was the largest allocation in the Portfolio, ending the year at approximately 47% of assets. Diversifying Assets was also the weakest area of the Portfolio. As markets rose throughout the second and third quarters of 2009, we generally added to this category as we took profits across other investments. Several of these investments, which were made in an effort to provide diversification away from equities, lagged as markets spiked during the year. Many fixed-income vehicles did not supply the benefits we anticipated throughout the year, so we began to diversify the holdings within the category. Concerns about sovereign risk and weakness in U.S. Treasuries led us to invest in gold, volatility, and consumer staples ETFs as alternative ways to gain diversification. Consumer staples and gold ETFs added to returns, while positions in volatility and fixed-income securities were a drag on performance.

The Contrarian category represented approximately 12% of the overall Portfolio at year-end and added to performance for the period. The allocation to this segment was previously higher, but we took profits on some of our global materials and steel investments as they rebounded due to the economic recovery.

The Discounted Assets category performed the best for the year, but it was the smallest allocation in the Portfolio, ending the year at just over 3% of assets. Outperformance in the category was largely driven by investments in fixed-income closed-end funds. The strong performance in the credit markets propelled these funds, leading to considerable returns in this space.

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Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Fund’s Investment Manager, Lazard Asset Management LLC (the “Investment Manager”), or Administrator, State Street Bank and Trust Company (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]

The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000 Index for all periods prior to August 25, 2008 and the Russell 2500 Index for all periods thereafter.

[2]

The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR).

10  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns* Periods Ended December 31, 2009
	One Year	Since Inception †

Institutional Shares**	24.81%	0.44%

Open Shares**	24.49%	0.18%

Russell 1000 Value Index	19.69%	(1.59)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

Annual Report  11

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended December 31, 2009
	One Year	Five Years	Since Inception	†

Institutional Shares**	28.12%	0.46%	0.46%

Open Shares**	27.71%	0.18%	0.18%

S&P 500 Index	26.46%	0.42%	0.39%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

12  Annual Report

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns* Year Ended December 31, 2009
	One Year	Five Years	Ten Years

Institutional Shares**	38.49%	0.73%	7.05%

Open Shares**	38.26%	0.46%	6.74%

Russell Midcap Index	40.48%	2.43%	4.98%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Annual Report  13

Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*
Year Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Shares**	55.47%	3.11%	7.67%

Open Shares**	54.96%	2.77%	7.39%

Russell 2500 Index	34.39%	1.58%	4.91%

Russell 2000/2500 Linked Index	34.39%	1.10%	3.82%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods prior to August 25, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

14  Annual Report

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment
in the Institutional Shares of Lazard International Equity
Portfolio and Morgan Stanley Capital International
(MSCI®) Europe, Australasia and Far East (EAFE®)
Index*

Average Annual Total Returns*
Year Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Shares**	25.19%	3.41%	0.68%

Open Shares**	24.91%	3.10%	0.39%

MSCI EAFE Index	31.78%	3.54%	1.17%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Annual Report  15

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2009

	One Year	Five Years	Since Inception	†

Institutional Shares**	20.86%	1.62%	2.99%

Open Shares**	20.49%	1.28%	2.70%

MSCI EAFE Index	31.78%	3.54%	4.60%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

16  Annual Report

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2009

	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†

International Strategic Equity Portfolio**	27.76%	4.02%		27.38%	0.24%

MSCI EAFE Index	31.78%	2.84%		31.78%	(0.33)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

Annual Report  17

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Year Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Shares**	39.17%	(0.70)%	4.60%

Open Shares**	39.00%	(0.96)%	4.25%

MSCI EAFE Small Cap Index	46.78%	3.50%	6.45%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

18  Annual Report

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Year Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Shares**	69.82%	16.76%	11.54%

Open Shares**	69.14%	16.43%	11.22%

MSCI Emerging Markets Index	78.51%	15.51%	9.78%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Annual Report  19

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns* Periods Ended December 31, 2009	One	Since
	Year	Inception	†

Institutional Shares**	108.53%	28.22%

Open Shares**	108.17%	27.95%

MSCI Emerging Markets Index	78.51%	22.78%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

20  Annual Report

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns* Year Ended December 31, 2009	One	Five	Ten
	Year	Years	Years

Institutional Shares**	34.66%	4.96%	2.98%

Open Shares**	34.40%	4.75%	2.72%

Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Annual Report  21

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Market Exposure Index*

Average Annual Total Returns* Periods Ended December 31, 2009	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†

Capital Allocator Opportunistic Strategies Portfolio**	21.21%	(4.28)%		20.71%	(4.40)%

MSCI World Index	29.99%	(9.16)%		29.99%	(9.03)%

Global Market Exposure Index	22.92%	(1.21)%		22.92%	(1.21)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR). The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

22  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example
As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2009 through December 31, 2009 and held for the entire period.

Actual Expenses
For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09	Annualized Expense Ratio During Period 7/1/09 - 12/31/09

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$1,213.40	$5.58	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,210.50	$7.24	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.62	1.30%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,213.30	$5.86	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,211.50	$7.53	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,249.90	$4.99	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.49	0.88%
Open Shares
Actual	$1,000.00	$1,249.30	$6.43	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.77	1.13%

Annual Report  23

Portfolio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09	Annualized Expense Ratio During Period 7/1/09 - 12/31/09

U.S. Small-Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,311.10	$6.75	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.37	$5.90	1.16%
Open Shares
Actual	$1,000.00	$1,309.20	$8.43	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.37	1.45%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,185.30	$5.28	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.88	0.96%
Open Shares
Actual	$1,000.00	$1,184.30	$6.75	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.03	$6.24	1.23%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,161.30	$6.26	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$1,158.00	$7.89	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.37	1.45%

International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,191.90	$4.93	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.54	0.89%
Open Shares
Actual	$1,000.00	$1,189.80	$6.44	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.32	$5.94	1.17%

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,180.20	$6.21	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Open Shares
Actual	$1,000.00	$1,179.60	$7.86	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.27	1.43%

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,270.70	$6.57	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.84	1.15%
Open Shares
Actual	$1,000.00	$1,268.00	$8.76	1.53%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.48	$7.79	1.53%

24  Annual Report

Portfolio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09	Annualized Expense Ratio During Period 7/1/09 - 12/31/09

Developing Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,370.60	$7.77	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Open Shares
Actual	$1,000.00	$1,368.30	$9.55	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,135.10	$2.96	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,135.40	$4.57	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares
Actual	$1,000.00	$1,110.90	$5.43	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%
Open Shares
Actual	$1,000.00	$1,107.90	$7.01	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report  25

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2009

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio

Consumer Discretionary	6.3%	11.2%	17.3%	14.4%	8.5%
Consumer Staples	7.0	10.6	6.2	5.6	9.9
Energy	19.4	11.3	7.9	5.8	8.8
Financials	22.3	13.0	14.3	15.0	29.4
Health Care	11.7	14.6	12.0	9.6	10.2
Industrials	8.7	11.1	11.8	16.4	11.0
Information Technology	8.8	19.7	15.6	16.2	8.2
Materials	6.4	6.0	9.8	7.2	4.0
Telecommunication Services	4.8	1.0	—	—	7.0
Utilities	4.1	0.9	3.6	5.0	1.0
Short-Term Investments	0.5	0.6	1.5	4.8	2.0
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Emerging Markets Equity Portfolio

Consumer Discretionary	4.2%	13.8%	12.7%	—%	5.4%
Consumer Staples	14.4	11.0	4.1	—	13.5
Energy	10.2	6.7	8.6	—	5.9
Financials	31.1	31.2	11.7	—	22.4
Health Care	10.9	9.1	13.7	—	—
Industrials	3.3	9.3	26.0	—	6.8
Information Technology	12.9	7.5	14.4	—	16.6
Materials	4.3	4.4	5.8	—	12.1
Telecommunication Services	8.7	3.1	1.3	—	11.4
Utilities	—	1.6	1.1	—	1.6
Short-Term Investments	—	2.3	0.6	100.0	4.3
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Developing Markets Equity Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	12.9%	1.4%
Consumer Staples	2.9	16.4
Energy	17.9	8.6
Financials	27.7	8.8
Health Care	—	5.2
Industrials	8.7	10.7
Information Technology	10.9	12.7
Materials	5.2	18.7
Telecommunication Services	5.4	0.6
Utilities	3.8	8.9
Other	—	5.4
Short-Term Investments	4.6	2.6
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

26  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating December 31, 2009

S&P Credit Rating*	Lazard U.S. High Yield Portfolio

BBB+	0.7%
BBB	4.1
BBB-	9.0
BB+	10.5
BB	16.5
BB-	18.4
B+	13.2
B	8.5
B-	7.4
CCC+	3.0
CCC	1.8
CCC-	1.4
CC	0.3
Short-Term Investment	5.2
Total Investments	100.0%

*	Represents percentage of total investments.

Annual Report  27

The Lazard Funds, Inc. Portfolios of Investments December 31, 2009

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks | 99.1%

Aerospace & Defense | 3.6%
General Dynamics Corp.	1,600	$109,072
Goodrich Corp.	900	57,825
Raytheon Co.	2,920	150,438

		317,335

Agriculture | 0.6%
The Mosaic Co.	800	47,784

Alcohol & Tobacco | 2.9%
Altria Group, Inc.	5,140	100,898
Molson Coors Brewing Co., Class B	910	41,096
Reynolds American, Inc.	2,120	112,296

		254,290

Banking | 10.1%
Bank of America Corp.	18,900	284,634
Fifth Third Bancorp	4,100	39,975
JPMorgan Chase & Co.	7,446	310,275
Wells Fargo & Co.	9,300	251,007

		885,891

Cable Television | 2.2%
Comcast Corp., Class A	8,390	134,324
Time Warner Cable, Inc.	1,448	59,933

		194,257

Chemicals | 0.5%
Air Products & Chemicals, Inc.	550	44,583

Computer Software | 2.3%
Microsoft Corp.	2,000	60,980
Oracle Corp.	3,570	87,608
Symantec Corp. (a)	2,770	49,555

		198,143

Construction & Engineering | 0.9%
Foster Wheeler AG (a)	2,670	78,605

Consumer Products | 1.8%
Energizer Holdings, Inc. (a)	760	46,573
Kimberly-Clark Corp.	689	43,896
The Procter & Gamble Co.	1,105	66,996

		157,465

Description	Shares	Value

Electric | 4.1%
American Electric Power Co., Inc.	2,580	$89,758
CMS Energy Corp.	2,980	46,667
DPL, Inc.	1,920	52,992
Entergy Corp.	570	46,649
Exelon Corp.	1,020	49,847
PG&E Corp.	810	36,166
PPL Corp.	1,060	34,249

		356,328

Energy Exploration & Production | 7.0%
Anadarko Petroleum Corp.	1,210	75,528
Apache Corp.	1,000	103,170
Devon Energy Corp.	1,365	100,328
EOG Resources, Inc.	650	63,245
Newfield Exploration Co. (a)	930	44,854
Noble Energy, Inc.	950	67,659
Occidental Petroleum Corp.	1,940	157,819

		612,603

Energy Integrated | 10.9%
Chevron Corp.	3,281	252,604
ConocoPhillips	3,680	187,937
Exxon Mobil Corp.	5,756	392,502
Hess Corp.	910	55,055
Marathon Oil Corp.	1,990	62,128

		950,226

Energy Services | 1.6%
Halliburton Co.	4,530	136,308

Financial Services | 5.1%
Ameriprise Financial, Inc.	2,080	80,746
Bank of New York Mellon Corp.	4,514	126,256
MasterCard, Inc., Class A	210	53,756
Morgan Stanley	2,720	80,512
The Goldman Sachs Group, Inc.	635	107,213

		448,483

Food & Beverages | 1.1%
General Mills, Inc.	720	50,983
PepsiCo, Inc.	800	48,640

		99,623

Health Services | 1.4%
WellPoint, Inc. (a)	2,150	125,324

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)

Insurance | 7.3%
ACE, Ltd. (a)	1,500	$75,600
Aon Corp.	1,210	46,391
Everest Re Group, Ltd.	510	43,697
MetLife, Inc.	2,520	89,082
PartnerRe, Ltd.	700	52,262
Prudential Financial, Inc.	1,810	90,066
The Allstate Corp.	3,200	96,128
The Travelers Cos., Inc.	1,570	78,280
Willis Group Holdings, Ltd.	2,670	70,435

		641,941

Leisure & Entertainment | 4.1%
Burger King Holdings, Inc.	3,080	57,966
Darden Restaurants, Inc.	2,750	96,442
McDonald’s Corp.	700	43,708
The Walt Disney Co.	1,660	53,535
Time Warner, Inc.	1,433	41,758
Viacom, Inc., Class B (a)	2,170	64,514

		357,923

Manufacturing | 4.2%
AGCO Corp. (a)	1,400	45,276
Flowserve Corp.	510	48,210
General Electric Co.	10,135	153,343
Honeywell International, Inc.	1,110	43,512
SPX Corp.	1,360	74,392

		364,733

Medical Products | 2.0%
Covidien PLC	1,070	51,242
Medtronic, Inc.	2,770	121,825

		173,067

Metal & Glass Containers | 3.0%
Ball Corp.	1,300	67,210
Owens-Illinois, Inc. (a)	3,320	109,128
Pactiv Corp. (a)	3,570	86,180

		262,518

Metals & Mining | 2.3%
Cliffs Natural Resources, Inc.	1,200	55,308
Freeport-McMoRan Copper & Gold, Inc.	1,360	109,195
Newmont Mining Corp.	810	38,321

		202,824

Description	Shares	Value

Pharmaceutical & Biotechnology | 8.3%
Amgen, Inc. (a)	760	$42,993
Johnson & Johnson	1,273	81,994
Merck & Co., Inc.	4,740	173,200
Pfizer, Inc.	20,224	367,874
Talecris Biotherapeutics Holdings Corp.	2,900	64,583

		730,644

Retail | 1.1%
CVS Caremark Corp.	3,080	99,207

Semiconductors & Components | 2.0%
Intel Corp.	5,920	120,768
Texas Instruments, Inc.	2,100	54,726

		175,494

Technology Hardware | 3.9%
Dell, Inc. (a)	3,200	45,952
EMC Corp. (a)	3,000	52,410
Hewlett-Packard Co.	2,830	145,773
International Business Machines Corp.	760	99,484

		343,619

Telecommunications | 4.8%
AT&T, Inc.	11,420	320,102
Verizon Communications, Inc.	3,129	103,664

		423,766

Total Common Stocks
(Identified cost $8,191,941)		8,682,984

Preferred Stock | 0.3%

Banking | 0.3%
Bank of America Corp.
(Identified cost $25,500)	1,700	25,364

Short-Term Investment | 0.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $40,684)	40,684	40,684

Total Investments | 99.8%
(Identified cost $8,258,125) (b)		$8,749,032

Cash and Other Assets in
Excess of Liabilities | 0.2%		15,064

Net Assets | 100.0%		$8,764,096

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 99.1%

Aerospace & Defense | 2.5%
Raytheon Co.	37,000	$1,906,240

Agriculture | 1.5%
The Mosaic Co.	19,000	1,134,870

Alcohol & Tobacco | 2.1%
Molson Coors Brewing Co., Class B	34,400	1,553,504

Banking | 4.5%
Bank of America Corp.	23,300	350,898
JPMorgan Chase & Co.	46,791	1,949,781
Wells Fargo & Co.	40,400	1,090,396

		3,391,075

Cable Television | 4.2%
Comcast Corp., Class A	195,500	3,129,955

Chemicals | 1.0%
Air Products & Chemicals, Inc.	9,400	761,964

Coal | 0.9%
Massey Energy Co.	15,800	663,758

Commercial Services | 2.1%
Corrections Corp. of America (a)	33,600	824,880
Republic Services, Inc.	26,800	758,708

		1,583,588

Computer Software | 6.7%
Microsoft Corp.	80,135	2,443,316
Oracle Corp.	64,700	1,587,738
Symantec Corp. (a)	56,600	1,012,574

		5,043,628

Consumer Products | 3.6%
Kimberly-Clark Corp.	20,580	1,311,152
Mattel, Inc.	71,400	1,426,572

		2,737,724

Electric | 0.8%
American Electric Power Co., Inc.	18,100	629,699

Description	Shares	Value

Energy Exploration & Production | 3.0%
Apache Corp.	7,300	$753,141
EOG Resources, Inc.	7,575	737,047
Occidental Petroleum Corp.	8,925	726,049

		2,216,237

Energy Integrated | 5.4%
Chevron Corp.	23,800	1,832,362
ConocoPhillips	42,800	2,185,796

		4,018,158

Energy Services | 1.3%
Halliburton Co.	20,100	604,809
Transocean, Ltd. (a)	4,500	372,600

		977,409

Financial Services | 5.1%
Ameriprise Financial, Inc.	34,300	1,331,526
Morgan Stanley	24,600	728,160
NYSE Euronext	21,200	536,360
State Street Corp.	12,400	539,896
The Charles Schwab Corp.	36,100	679,402

		3,815,344

Food & Beverages | 0.8%
PepsiCo, Inc.	9,500	577,600

Insurance | 2.3%
PartnerRe, Ltd.	9,200	686,872
The Travelers Cos., Inc.	21,200	1,057,032

		1,743,904

Leisure & Entertainment | 1.6%
McDonald’s Corp.	19,100	1,192,604

Manufacturing | 5.2%
Dover Corp.	27,900	1,160,919
Emerson Electric Co.	30,600	1,303,560
Honeywell International, Inc.	18,993	744,526
Parker Hannifin Corp.	13,600	732,768

		3,941,773

Medical Products | 2.1%
CareFusion Corp. (a)	18,200	455,182
Medtronic, Inc.	26,000	1,143,480

		1,598,662

Metal & Glass Containers | 2.5%
Ball Corp.	35,815	1,851,635

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Metals & Mining | 1.0%
Newmont Mining Corp.	15,200	$719,112

Pharmaceutical & Biotechnology | 12.5%
Amgen, Inc. (a)	13,800	780,666
Gilead Sciences, Inc. (a)	17,300	748,744
Johnson & Johnson	50,360	3,243,688
Merck & Co., Inc.	20,400	745,416
Pfizer, Inc.	176,600	3,212,354
Talecris Biotherapeutics Holdings Corp.	29,400	654,738

		9,385,606

Real Estate | 0.8%
Public Storage REIT	7,700	627,165

Refining | 0.8%
Valero Energy Corp.	37,200	623,100

Retail | 9.6%
AutoZone, Inc. (a)	5,800	916,806
Family Dollar Stores, Inc.	37,700	1,049,191
J.C. Penney Co., Inc.	27,025	719,135
Wal-Mart Stores, Inc.	37,200	1,988,340
Walgreen Co.	68,900	2,530,008

		7,203,480

Semiconductors & Components | 2.2%
Applied Materials, Inc.	46,700	650,998
Intel Corp.	50,000	1,020,000

		1,670,998

Technology | 2.7%
eBay, Inc. (a)	49,500	1,165,230
Google, Inc., Class A (a)	1,400	867,972

		2,033,202

Description	Shares	Value

Technology Hardware | 8.1%
Cisco Systems, Inc. (a)	61,255	$1,466,445
EMC Corp. (a)	21,600	377,352
Hewlett-Packard Co.	28,700	1,478,337
International Business Machines Corp.	20,990	2,747,591

		6,069,725

Telecommunications | 1.0%
Verizon Communications, Inc.	23,000	761,990

Transportation | 1.2%
Norfolk Southern Corp.	17,100	896,382

Total Common Stocks
(Identified cost $65,252,124)		74,460,091

Preferred Stock | 0.3%

Banking | 0.3%
Bank of America Corp. (Identified cost $219,000)	14,600	217,832

Short-Term Investment | 0.6%
State Street Institutional Treasury Money Market Fund (Identified cost $425,202)	425,202	425,202

Total Investments | 100.0%
(Identified cost $65,896,326) (b)		$75,103,125

Liabilities in Excess of Cash and Other Assets | 0.0%		(5,822)

Net Assets | 100.0%		$75,097,303

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 98.5%

Aerospace & Defense | 1.4%
Spirit AeroSystems Holdings, Inc., Class A (a)	155,500	$3,088,230

Alcohol & Tobacco | 2.1%
Molson Coors Brewing Co., Class B	100,800	4,552,128

Banking | 4.6%
City National Corp.	81,800	3,730,080
Fifth Third Bancorp	141,300	1,377,675
Hudson City Bancorp, Inc.	137,400	1,886,502
Northern Trust Corp.	54,700	2,866,280

		9,860,537

Cable Television | 0.8%
Cablevision Systems Corp.	67,400	1,740,268

Chemicals | 2.7%
Air Products & Chemicals, Inc.	44,200	3,582,852
RPM International, Inc.	102,800	2,089,924

		5,672,776

Coal | 0.8%
Massey Energy Co.	41,600	1,747,616

Commercial Services | 8.8%
Corrections Corp. of America (a)	161,100	3,955,005
DST Systems, Inc. (a)	59,000	2,569,450
Fidelity National Information Services, Inc.	136,000	3,187,840
Genuine Parts Co.	112,800	4,281,888
Republic Services, Inc.	165,500	4,685,305

		18,679,488

Computer Software | 4.9%
BMC Software, Inc. (a)	71,000	2,847,100
Intuit, Inc. (a)	103,500	3,178,485
Symantec Corp. (a)	243,400	4,354,426

		10,380,011

Construction & Engineering | 0.9%
Foster Wheeler AG (a)	63,600	1,872,384

Consumer Products | 3.9%
Avon Products, Inc.	42,700	1,345,050
Mattel, Inc.	345,300	6,899,094

		8,244,144

Description	Shares	Value

Electric | 2.1%
American Electric Power Co., Inc.	127,800	$4,446,162

Energy | 1.5%
Covanta Holding Corp. (a)	182,700	3,305,043

Energy Exploration & Production | 1.5%
Energen Corp.	68,700	3,215,160

Energy Services | 4.6%
Patterson-UTI Energy, Inc.	109,700	1,683,895
Smith International, Inc.	39,400	1,070,498
The Williams Cos., Inc.	172,200	3,629,976
Tidewater, Inc.	69,500	3,332,525

		9,716,894

Financial Services | 2.8%
Ameriprise Financial, Inc.	125,700	4,879,674
NYSE Euronext	42,600	1,077,780

		5,957,454

Food & Beverages | 3.5%
Campbell Soup Co.	37,900	1,281,020
McCormick & Co., Inc.	109,100	3,941,783
Ralcorp Holdings, Inc. (a)	35,800	2,137,618

		7,360,421

Forest & Paper Products | 0.9%
Packaging Corp. of America	84,200	1,937,442

Health Services | 1.5%
Omnicare, Inc.	129,000	3,119,220

Insurance | 3.0%
Marsh & McLennan Cos., Inc.	48,200	1,064,256
PartnerRe, Ltd.	29,300	2,187,538
RenaissanceRe Holdings, Ltd.	60,600	3,220,890

		6,472,684

Internet Security | 1.3%
VeriSign, Inc. (a)	113,600	2,753,664

Leisure & Entertainment | 4.5%
Apollo Group, Inc., Class A (a)	19,100	1,157,078
Burger King Holdings, Inc.	235,000	4,422,700
Viacom, Inc., Class B (a)	133,100	3,957,063

		9,536,841

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)

Manufacturing | 5.2%
Dover Corp.	122,900	$5,113,869
Parker Hannifin Corp.	58,100	3,130,428
Teleflex, Inc.	51,500	2,775,335

		11,019,632

Medical Products | 5.7%
CareFusion Corp. (a)	127,350	3,185,023
Hospira, Inc. (a)	56,400	2,876,400
Life Technologies Corp. (a)	59,881	3,127,585
Zimmer Holdings, Inc. (a)	49,900	2,949,589

		12,138,597

Metal & Glass Containers | 3.6%
Ball Corp.	146,700	7,584,390

Metals & Mining | 2.7%
Cliffs Natural Resources, Inc.	59,100	2,723,919
Compass Minerals International, Inc.	44,800	3,010,112

		5,734,031

Pharmaceutical & Biotechnology | 3.5%
Talecris Biotherapeutics Holdings Corp. (a)	200,800	4,471,816
Warner Chilcott PLC, Class A (a)	105,000	2,989,350

		7,461,166

Real Estate | 3.8%
Public Storage REIT	31,900	2,598,255
The St. Joe Co. (a)	97,100	2,805,219
UDR, Inc. REIT	169,100	2,780,004

		8,183,478

Refining | 2.6%
Holly Corp.	163,700	4,195,631
Valero Energy Corp.	75,300	1,261,275

		5,456,906

Description	Shares	Value

Retail | 6.7%
American Eagle Outfitters, Inc.	141,700	$2,406,066
AutoZone, Inc. (a)	16,400	2,592,348
Family Dollar Stores, Inc.	184,700	5,140,201
J.C. Penney Co., Inc.	156,700	4,169,787

		14,308,402

Semiconductors & Components | 1.7%
Agilent Technologies, Inc. (a)	49,200	1,528,644
Analog Devices, Inc.	69,300	2,188,494

		3,717,138

Technology Hardware | 3.9%
Ingram Micro, Inc., Class A (a)	270,800	4,725,460
Juniper Networks, Inc. (a)	51,500	1,373,505
NetApp, Inc. (a)	66,700	2,293,813

		8,392,778

Telecommunications | 1.0%
NeuStar, Inc., Class A (a)	93,700	2,158,848

Total Common Stocks (Identified cost $182,592,327)		209,813,933

Short-Term Investment | 1.5%
State Street Institutional Treasury Money Market Fund (Identified cost $3,137,173)	3,137,173	3,137,173

Total Investments | 100.0%
(Identified cost $185,729,500) (b)		$212,951,106

Cash and Other Assets in Excess of Liabilities | 0.0%		53,172

Net Assets | 100.0%		$213,004,278

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 95.3%

Automotive | 2.4%
Copart, Inc. (a)	14,100	$516,483
Modine Manufacturing Co. (a)	49,700	588,448
Tenneco, Inc. (a)	40,400	716,292

		1,821,223

Banking | 7.5%
City National Corp.	10,700	487,920
Home Bancshares, Inc.	41,200	991,684
Northwest Bancshares, Inc. (a)	68,900	779,948
PacWest Bancorp	59,301	1,194,915
Prosperity Bancshares, Inc.	32,140	1,300,706
Wintrust Financial Corp.	29,800	917,542

		5,672,715

Chemicals | 2.4%
Innospec, Inc.	71,884	725,310
Rockwood Holdings, Inc. (a)	45,200	1,064,912

		1,790,222

Commercial Services | 2.8%
Corrections Corp. of America (a)	39,200	962,360
Medidata Solutions, Inc. (a)	22,900	357,240
Team, Inc. (a)	43,000	808,830

		2,128,430

Computer Software | 1.7%
Informatica Corp. (a)	21,700	561,162
Intuit, Inc. (a)	24,000	737,040

		1,298,202

Construction & Engineering | 2.9%
Great Lakes Dredge & Dock Co.	127,400	825,552
Hill International, Inc. (a)	84,100	524,784
MasTec, Inc. (a)	65,100	813,750

		2,164,086

Consumer Products | 8.2%
Bare Escentuals, Inc. (a)	58,500	715,455
Central Garden & Pet Co., Class A (a)	143,400	1,425,396
Chattem, Inc. (a)	7,200	671,760
Mattel, Inc.	44,100	881,118
Matthews International Corp., Class A	20,500	726,315
Tempur-Pedic International, Inc. (a)	31,900	753,797
The Middleby Corp. (a)	20,850	1,022,067

		6,195,908

Description	Shares	Value

Electric | 3.3%
MGE Energy, Inc.	34,400	$1,229,456
Northeast Utilities	49,800	1,284,342

		2,513,798

Energy Exploration & Production | 1.7%
Cabot Oil & Gas Corp.	17,800	775,902
Petrohawk Energy Corp. (a)	21,100	506,189

		1,282,091

Energy Integrated | 2.1%
Cimarex Energy Co.	16,600	879,302
Sunoco, Inc.	26,100	681,210

		1,560,512

Energy Services | 2.0%
Helmerich & Payne, Inc.	18,500	737,780
Kinder Morgan Management LLC (c)	107,325	0
Oceaneering International, Inc. (a)	13,400	784,168

		1,521,948

Financial Services | 2.4%
Piper Jaffray Cos., Inc. (a)	23,500	1,189,335
Waddell & Reed Financial, Inc., Class A	20,850	636,759

		1,826,094

Food & Beverages | 1.8%
American Italian Pasta Co., Class A (a)	23,700	824,523
Diamond Foods, Inc.	15,700	557,978

		1,382,501

Gas Utilities | 1.7%
AGL Resources, Inc.	35,500	1,294,685

Housing | 0.7%
Trex Co., Inc. (a)	26,800	525,280

Insurance | 2.5%
HCC Insurance Holdings, Inc.	34,400	962,168
Verisk Analytics, Inc., Class A (a)	30,100	911,428

		1,873,596

Leisure & Entertainment | 2.7%
Burger King Holdings, Inc.	48,700	916,534
Darden Restaurants, Inc.	14,800	519,036
Texas Roadhouse, Inc. (a)	56,800	637,864

		2,073,434

Manufacturing | 8.7%
A123 Systems, Inc.	18,900	424,116
Altra Holdings, Inc. (a)	68,600	847,210
Dover Corp.	15,050	626,230

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio (concluded)
DXP Enterprises, Inc. (a)	71,700	$937,119
Ener1, Inc. (a)	68,500	434,290
FLIR Systems, Inc. (a)	24,600	804,912
Hexcel Corp. (a)	24,650	319,957
Kaman Corp.	27,000	623,430
Regal-Beloit Corp.	13,450	698,593
Teleflex, Inc.	15,800	851,462

		6,567,319

Medical Products | 4.8%
CareFusion Corp. (a)	36,200	905,362
Haemonetics Corp. (a)	14,900	821,735
Hospira, Inc. (a)	20,800	1,060,800
Life Technologies Corp. (a)	15,400	804,342

		3,592,239

Metal & Glass Containers | 1.7%
Ball Corp.	13,400	692,780
Owens-Illinois, Inc. (a)	18,600	611,382

		1,304,162

Metals & Mining | 3.1%
Allegheny Technologies, Inc.	17,500	783,475
Cliffs Natural Resources, Inc.	17,100	788,139
Schnitzer Steel Industries, Inc., Class A	15,900	758,430

		2,330,044

Pharmaceutical & Biotechnology | 3.3%
Medicis Pharmaceutical Corp., Class A	33,500	906,175
United Therapeutics Corp. (a)	14,200	747,630
Warner Chilcott PLC, Class A (a)	28,900	822,783

		2,476,588

Real Estate | 3.8%
Digital Realty Trust, Inc. REIT	21,500	1,081,020
The Macerich Co. REIT	18,541	666,549
UDR, Inc. REIT	69,900	1,149,156

		2,896,725

Retail | 6.8%
American Eagle Outfitters, Inc.	55,550	943,239
Family Dollar Stores, Inc.	35,400	985,182
Iconix Brand Group, Inc. (a)	66,200	837,430
Kirkland’s, Inc. (a)	51,400	892,818
Liz Claiborne, Inc. (a)	96,800	544,984
The Gymboree Corp. (a)	22,350	972,001

		5,175,654

Description	Shares	Value

Semiconductors & Components | 4.4%
CPI International, Inc. (a)	63,486	$840,555
STEC, Inc. (a)	69,200	1,130,728
Supertex, Inc. (a)	27,100	807,580
TriQuint Semiconductor, Inc. (a)	86,600	519,600

		3,298,463

Technology | 1.1%
Solera Holdings, Inc.	22,400	806,624

Technology Hardware | 7.2%
Brocade Communications Systems, Inc. (a)	69,100	527,233
Ingram Micro, Inc., Class A (a)	42,500	741,625
Itron, Inc. (a)	5,400	364,878
Polycom, Inc. (a)	52,550	1,312,174
Seagate Technology	56,400	1,025,916
Synaptics, Inc. (a)	47,050	1,442,082

		5,413,908

Transportation | 1.6%
Echo Global Logistics, Inc.	47,950	608,486
UTI Worldwide, Inc.	42,050	602,156

		1,210,642

Total Common Stocks (Identified cost $56,001,904)		71,997,093

Description	Principal Amount (000)	Value

Repurchase Agreement | 4.7%
State Street Bank and Trust Co., 0.00%, 01/04/10 (Dated 12/31/09, collateralized by $3,670,000 United States Treasury Bill, 0.00%, 07/01/10, with a value of $3,666,330) Proceeds of $3,593,000 (Identified cost $3,593,000)	$3,593	3,593,000

Total Investments | 100.0%
(Identified cost $59,594,904) (b)		$75,590,093

Liabilities in Excess of Cash and Other Assets | 0.0%		(17,204)

Net Assets | 100.0%		$75,572,889

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 97.3%

Australia | 1.2%
QBE Insurance Group, Ltd.	80,800	$1,844,222

Belgium | 2.1%
Anheuser-Busch InBev NV	64,300	3,322,002

Brazil | 2.7%
Banco do Brasil SA	125,400	2,114,568
Cielo SA	256,300	2,233,812

Total Brazil		4,348,380

Canada | 1.9%
Rogers Communications, Inc.	48,200	1,506,581
Telus Corp.	45,600	1,485,919

Total Canada		2,992,500

China | 1.6%
Industrial and Commercial Bank of China, Ltd., Class H	3,134,100	2,572,018

Denmark | 1.5%
DSV A/S (a)	41,900	751,703
Novo Nordisk A/S, Class B	24,475	1,565,979

Total Denmark		2,317,682

France | 9.6%
BNP Paribas SA	43,138	3,404,176
Danone SA	26,720	1,627,229
Sanofi-Aventis	64,147	5,028,272
Societe Generale	30,900	2,138,047
Total SA	46,796	2,998,760

Total France		15,196,484

Germany | 7.4%
Allianz SE	12,100	1,506,122
Bayerische Motoren Werke AG	22,100	1,004,701
Daimler AG	42,300	2,259,962
Merck KGaA	12,600	1,177,705
SAP AG	49,100	2,315,750
Siemens AG	37,788	3,466,026

Total Germany		11,730,266

Description	Shares	Value

Hong Kong | 2.8%
Esprit Holdings, Ltd.	439,596	$2,893,199
Kerry Properties, Ltd.	315,500	1,593,056

Total Hong Kong		4,486,255

India | 0.6%
Idea Cellular, Ltd. (a)	809,100	998,714

Ireland | 1.4%
CRH PLC	82,369	2,231,184

Italy | 1.4%
Atlantia SpA	60,850	1,581,744
Prysmian SpA	33,165	580,543

Total Italy		2,162,287

Japan | 16.6%
Benesse Holdings, Inc.	17,000	710,911
Canon, Inc.	103,100	4,358,559
Daito Trust Construction Co., Ltd.	52,000	2,452,102
Fanuc, Ltd.	8,700	808,972
Honda Motor Co., Ltd.	48,100	1,626,360
Hoya Corp.	95,700	2,537,080
Inpex Corp.	172	1,290,942
KDDI Corp.	350	1,845,684
Keyence Corp.	7,400	1,525,591
Kubota Corp.	170,000	1,563,292
Mitsubishi Corp.	99,000	2,461,421
Mitsubishi Estate Co., Ltd.	122,000	1,935,099
Nomura Holdings, Inc.	239,000	1,761,327
Secom Co., Ltd.	31,000	1,466,299

Total Japan		26,343,639

Mexico | 1.0%
Grupo Televisa SA Sponsored ADR	74,300	1,542,468

Netherlands | 1.0%
TNT NV	50,965	1,559,980

Norway | 1.0%
Aker Solutions ASA	128,700	1,671,601

Russia | 0.9%
OAO LUKOIL Sponsored ADR	26,050	1,459,186

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Singapore | 0.9%
Singapore Telecommunications, Ltd.	658,600	$1,450,351

Spain | 3.1%
Banco Bilbao Vizcaya Argentaria SA	120,800	2,188,212
Banco Santander SA	163,152	2,680,570

Total Spain		4,868,782

Switzerland | 10.6%
Credit Suisse Group AG	70,700	3,482,055
Julius Baer Group Ltd.	27,400	956,961
Nestle SA	49,260	2,393,189
Novartis AG	59,130	3,221,534
Roche Holding AG	16,800	2,857,952
UBS AG (a)	119,100	1,829,604
Zurich Financial Services AG	9,570	2,080,773

Total Switzerland		16,822,068

Turkey | 0.7%
Turkcell Iletisim Hizmetleri AS ADR	60,800	1,063,392

United Kingdom | 27.3%
BAE Systems PLC	412,400	2,376,591
Barclays PLC	448,600	1,976,836
BG Group PLC	158,200	2,833,011
BHP Billiton PLC	50,900	1,625,885
BP PLC	366,798	3,547,371
British Airways PLC (a)	244,300	728,803
British American Tobacco PLC	77,360	2,509,605
GlaxoSmithKline PLC	105,300	2,230,587
HSBC Holdings PLC	190,550	2,174,620
Informa PLC	314,400	1,608,337
International Power PLC	308,300	1,525,410

Description	Shares	Value

Lloyds Banking Group PLC (a)	3,558,906	$2,857,067
Prudential PLC	236,100	2,405,166
Standard Chartered PLC	94,900	2,376,541
Tesco PLC	321,700	2,210,340
Unilever PLC	110,400	3,533,815
Vodafone Group PLC	1,162,483	2,691,963
WPP PLC	182,300	1,780,136
Xstrata PLC (a)	135,300	2,383,135

Total United Kingdom		43,375,219

Total Common Stocks
(Identified cost $144,562,421)		154,358,680

Description	Principal Amount (000)	Value

Repurchase Agreement | 2.0%
State Street Bank and Trust Co., 0.00%, 01/04/10 (Dated 12/31/09, collateralized by $3,270,000 United States Treasury Bill, 0.00%, 07/01/10, with a value of $3,266,730) Proceeds of $3,198,000 (Identified cost $3,198,000)	$3,198	3,198,000

Total Investments | 99.3%
(Identified cost $147,760,421) (b)		$157,556,680

Cash and Other Assets in Excess of Liabilities | 0.7%		1,032,965

Net Assets | 100.0%		$158,589,645

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 98.5%

Australia | 1.7%
BHP Billiton, Ltd.	3,807	$145,784

Belgium | 2.5%
Anheuser-Busch InBev NV	4,044	208,930

Brazil | 4.4%
Cielo SA	12,900	112,431
Petroleo Brasileiro SA ADR	1,705	81,294
Redecard SA	10,625	175,077

Total Brazil		368,802

Canada | 1.9%
Barrick Gold Corp.	1,985	78,690
Rogers Communications, Inc.	2,705	84,550

Total Canada		163,240

Denmark | 1.6%
Novo Nordisk A/S, Class B	2,110	135,004

Finland | 2.0%
Nokia Corp. Sponsored ADR	5,395	69,326
Sampo Oyj, A Shares	4,195	101,811

Total Finland		171,137

France | 13.1%
BNP Paribas SA	3,013	237,767
LVMH Moet Hennessy Louis Vuitton SA	1,296	145,518
Sanofi-Aventis	3,775	295,910
Societe Generale	2,905	201,004
Total SA Sponsored ADR	3,605	230,864

Total France		1,111,063

Germany | 3.2%
Allianz SE ADR	10,065	125,309
Merck KGaA	719	67,204
SAP AG	1,665	78,528

Total Germany		271,041

Description	Shares	Value

Hong Kong | 3.0%
Esprit Holdings, Ltd.	24,703	$162,582
Sun Hung Kai Properties, Ltd.	5,950	88,289

Total Hong Kong		250,871

Indonesia | 1.8%
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	3,860	154,207

Ireland | 1.1%
CRH PLC	3,320	90,752

Israel | 0.5%
Israel Chemicals, Ltd.	3,539	46,207

Italy | 1.5%
Eni SpA Sponsored ADR	2,445	123,742

Japan | 11.4%
Canon, Inc. Sponsored ADR	6,245	264,288
Fanuc, Ltd.	1,365	126,925
Hoya Corp. Sponsored ADR	6,360	169,176
Keyence Corp.	365	75,249
Mitsubishi Estate Co., Ltd.	6,910	109,603
Nomura Holdings, Inc.	17,165	126,499
Sumitomo Mitsui Financial Group, Inc. ADR	30,850	87,922

Total Japan		959,662

Mexico | 0.5%
Grupo Televisa SA Sponsored ADR	1,950	40,482

Netherlands | 1.0%
Heineken NV ADR	3,635	86,549

Russia | 1.1%
Mobile TeleSystems Sponsored ADR	940	45,957
OAO LUKOIL Sponsored ADR	815	45,652

Total Russia		91,609

Singapore | 1.5%
Singapore Telecommunications, Ltd. ADR	5,840	128,188

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Spain | 2.5%
Banco Bilbao Vizcaya Argentaria SA	11,615	$210,398

Switzerland | 10.2%
Credit Suisse Group AG	4,220	207,840
Nestle SA Sponsored ADR	2,845	137,556
Novartis AG ADR	1,805	98,246
Roche Holding AG	1,028	174,879
UBS AG (a)	7,430	114,139
Zurich Financial Services AG ADR	5,865	127,505

Total Switzerland		860,165

Taiwan | 1.6%
Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR	11,562	132,269

Turkey | 1.7%
Turkcell Iletisim Hizmetleri AS ADR	8,230	143,943

United Kingdom | 28.7%
BAE Systems PLC	25,269	145,621
Barclays PLC	52,654	232,029
BG Group PLC	6,100	109,237
BP PLC Sponsored ADR	3,660	212,170
British American Tobacco PLC
Sponsored ADR	2,695	174,259

Description	Shares	Value

GlaxoSmithKline PLC Sponsored ADR	3,215	$135,834
Imperial Tobacco Group PLC ADR	3,465	219,612
Lloyds Banking Group PLC (a)	330,025	264,942
Prudential PLC	21,171	215,670
Standard Chartered PLC	5,528	138,435
Tesco PLC Sponsored ADR	5,415	111,387
Tullow Oil PLC	2,035	42,438
Unilever PLC Sponsored ADR	5,635	179,757
Vodafone Group PLC Sponsored ADR	7,180	165,786
William Morrison Supermarkets PLC	18,650	83,147

Total United Kingdom		2,430,324

Total Common Stocks
(Identified cost $7,605,830)		8,324,369

Short-Term Investment | 0.0%
State Street Institutional Treasury
Money Market Fund
(Identified cost $610)	610	610

Total Investments | 98.5%
(Identified cost $7,606,440) (b)		$8,324,979

Cash and Other Assets in
Excess of Liabilities | 1.5%		130,579

Net Assets | 100.0%		$8,455,558

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 95.8%

Australia | 1.7%
QBE Insurance Group, Ltd.	243,900	$5,566,902

Belgium | 4.9%
Anheuser-Busch InBev NV	184,330	9,523,244
Umicore NV	205,730	6,850,792

Total Belgium		16,374,036

China | 2.9%
Industrial and Commercial Bank of
China, Ltd., Class H	7,709,800	6,327,094
Yingde Gases Group Co.	3,186,500	3,260,863

Total China		9,587,957

Denmark | 1.5%
Novo Nordisk A/S, Class B	78,200	5,003,456

Egypt | 2.1%
Commercial International Bank	321,100	3,193,347
Eastern Tobacco	173,920	3,611,983

Total Egypt		6,805,330

Finland | 2.2%
Sampo Oyj, A Shares	305,810	7,421,888

France | 10.7%
BNP Paribas SA	59,183	4,670,345
Cap Gemini SA	69,300	3,138,976
Sanofi-Aventis	167,100	13,098,420
Societe Generale	112,310	7,771,004
Thales SA	77,960	3,995,102
Valeo SA (a)	77,900	2,708,625

Total France		35,382,472

Germany | 5.4%
Bayerische Motoren Werke AG	112,900	5,132,611
Daimler AG	92,840	4,960,162
SAP AG	163,000	7,687,724

Total Germany		17,780,497

Description	Shares	Value

Hong Kong | 3.5%
Esprit Holdings, Ltd.	1,007,900	$6,633,489
Kerry Properties, Ltd.	966,000	4,877,629

Total Hong Kong		11,511,118

India | 1.4%
Idea Cellular, Ltd. (a)	3,797,870	4,687,905

Ireland | 2.4%
C&C Group PLC	751,100	3,230,192
CRH PLC	166,300	4,545,801

Total Ireland		7,775,993

Italy | 1.8%
Prysmian SpA	342,591	5,996,952

Japan | 8.2%
Benesse Holdings, Inc.	67,500	2,822,734
Canon, Inc.	216,400	9,148,323
Don Quijote Co., Ltd.	203,300	4,910,997
Fanuc, Ltd.	63,600	5,913,866
Secom Co., Ltd.	92,800	4,389,436

Total Japan		27,185,356

Netherlands | 1.4%
ASM International NV (a)	183,560	4,618,393

Norway | 2.8%
Aker Solutions ASA	717,600	9,320,441

Russia | 3.7%
Gazprom OAO Sponsored ADR	152,613	3,804,272
Sberbank	3,075,000	8,600,031

Total Russia		12,404,303

South Africa | 3.7%
MTN Group, Ltd.	340,340	5,414,591
Naspers, Ltd., N Shares	166,280	6,747,825

Total South Africa		12,162,416

Switzerland | 6.6%
Credit Suisse Group AG	93,980	4,628,622
Julius Baer Group Ltd.	150,002	5,238,906
Novartis AG	111,800	6,091,113
UBS AG (a)	379,770	5,833,996

Total Switzerland		21,792,637

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Turkey | 1.7%
Turkiye Garanti Bankasi AS	1,314,400	$5,582,934

United Kingdom | 27.2%
Barclays PLC	1,445,580	6,370,206
BG Group PLC	315,240	5,645,250
British Airways PLC (a)	1,742,820	5,199,229
British American Tobacco PLC	321,528	10,430,562
Cairn Energy PLC (a)	635,750	3,388,023
GlaxoSmithKline PLC	273,800	5,799,951
IG Group Holdings PLC	913,950	5,563,188
Informa PLC	1,378,647	7,052,573
International Power PLC	1,065,580	5,272,289
Lloyds Banking Group PLC (a)	10,902,582	8,752,524
Man Group PLC	839,380	4,128,972
Michael Page International PLC	874,550	5,302,503
Prudential PLC	311,510	3,173,372
Taylor Wimpey PLC (a)	7,125,069	4,467,959
Unilever PLC	299,664	9,592,003

Total United Kingdom		90,138,604

Description	Shares	Value

Total Common Stocks
(Identified cost $286,862,717)		$317,099,590

Preferred Stock | 1.5%

Brazil | 1.5%
Banco Bradesco SA
(Identified cost $3,612,244)	231,500	5,010,216

Short-Term Investment | 2.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $7,677,148)	7,677,148	7,677,148

Total Investments | 99.6%
(Identified cost $298,152,109) (b)		$329,786,954

Cash and Other Assets in
Excess of Liabilities | 0.4%		1,229,901

Net Assets | 100.0%		$331,016,855

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 99.2%

Australia | 5.2%
ABC Learning Centres, Ltd. (a), (d)	766,737	$0
Cabcharge Australia, Ltd.	165,746	890,212
Fairfax Media, Ltd.	447,553	690,325
James Hardie Industries NV (a)	175,229	1,321,217
Macquarie Infrastructure Group	556,303	662,930

Total Australia		3,564,684

Austria | 1.3%
Andritz AG	14,874	858,698

Belgium | 3.9%
Arseus NV	79,263	914,384
EVS Broadcast Equipment SA	14,136	901,026
Telenet Group Holding NV (a)	30,937	877,696

Total Belgium		2,693,106

Finland | 3.5%
KCI Konecranes Oyj	23,748	645,899
Sampo Oyj, A Shares	43,161	1,047,500
Vacon Oyj	17,580	672,509

Total Finland		2,365,908

France | 4.0%
Neopost SA	12,115	1,000,953
Sechilienne-Sidec SA	18,594	748,949
Virbac SA	9,126	950,560

Total France		2,700,462

Germany | 8.8%
Compugroup Holding AG (a)	122,391	1,305,714
CTS Eventim AG	28,533	1,393,007
Fielmann AG	12,708	935,610
Kontron AG	57,827	661,407
Pfeiffer Vacuum Technology AG	9,374	785,817
Wincor Nixdorf AG	13,741	937,287

Total Germany		6,018,842

Hong Kong | 1.3%
Esprit Holdings, Ltd.	136,864	900,770

Description	Shares	Value

Ireland | 4.8%
C&C Group PLC	165,562	$712,019
DCC PLC	38,522	1,075,798
FBD Holdings PLC	73,584	727,856
Irish Life & Permanent PLC (a)	167,579	780,388

Total Ireland		3,296,061

Italy | 2.2%
Ansaldo STS SpA	43,115	818,096
MARR SpA	80,204	681,247

Total Italy		1,499,343

Japan | 25.7%
Ain Pharmaciez, Inc.	29,200	700,586
Asahi Holdings, Inc.	57,500	875,984
Daiseki Co., Ltd.	35,200	708,721
Daito Trust Construction Co., Ltd.	24,100	1,136,455
Don Quijote Co., Ltd.	44,600	1,077,375
JAFCO Co., Ltd.	26,700	641,772
JSR Corp.	45,600	924,350
Konami Corp.	48,000	855,996
Kurita Water Industries, Ltd.	14,900	465,530
Megane Top Co., Ltd.	60,400	656,350
Misumi Group, Inc.	45,500	774,865
Nomura Research Institute, Ltd.	29,400	575,861
Ohara, Inc.	52,200	887,439
Roland DG Corp.	45,800	569,335
Sankyo Co., Ltd.	10,900	542,974
Santen Pharmaceutical Co., Ltd.	21,200	677,866
Shinko Plantech Co., Ltd.	87,600	882,937
Suruga Bank, Ltd.	122,300	1,060,829
Sysmex Corp.	24,700	1,289,185
Unicharm Petcare Corp.	24,600	752,319
Union Tool Co.	23,600	617,685
USS Co., Ltd.	13,520	821,003

Total Japan		17,495,417

Netherlands | 5.7%
ASM International NV (a)	41,463	1,043,214
Fugro NV	24,077	1,374,964
Koninklijke Vopak NV (a)	9,364	739,810
Unit 4 Agresso NV (a)	30,223	712,354

Total Netherlands		3,870,342

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Norway | 4.4%
Kongsberg Gruppen ASA	69,740	$1,055,402
Prosafe Production Public, Ltd. (a)	329,528	705,966
TGS Nopec Geophysical Co. ASA (a)	67,720	1,222,173

Total Norway		2,983,541

Singapore | 1.5%
Ezra Holdings, Ltd.	652,500	1,042,782

Spain | 2.3%
Indra Sistemas SA	35,761	841,244
Tecnicas Reunidas SA	12,622	722,033

Total Spain		1,563,277

Sweden | 7.3%
Duni AB	95,640	780,718
Elekta AB, B Shares	58,100	1,384,664
Getinge AB, B Shares	46,910	890,225
Indutrade AB	34,720	653,906
Loomis AB, B Shares	71,407	779,374
ORC Software AB	26,491	492,281

Total Sweden		4,981,168

Switzerland | 4.7%
Burckhardt Compression Holding AG	3,979	712,088
Swissquote Group Holding SA	26,827	1,336,320
Tecan AG	15,330	1,156,733

Total Switzerland		3,205,141

Description	Shares	Value

United Kingdom | 12.6%
Abcam PLC	56,286	$868,138
Charter International PLC	67,105	775,581
Chemring Group PLC	29,722	1,398,641
Dignity PLC	97,437	949,442
Hampson Industries PLC	600,579	649,243
Healthcare Locums PLC	289,078	1,293,682
IG Group Holdings PLC	219,737	1,337,533
Intertek Group PLC	64,665	1,302,031
Sepura, Ltd.	1	1

Total United Kingdom		8,574,292

Total Common Stocks
(Identified cost $66,028,741)		67,613,834

Preferred Stock | 1.3%

Germany | 1.3%
Fuchs Petrolub AG
(Identified cost $662,876)	9,423	875,062

Short-Term Investment | 0.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $384,044)	384,044	384,044

Total Investments | 101.0%
(Identified cost $67,075,661) (b)		$68,872,940

Liabilities in Excess of Cash and
Other Assets | (1.0)%		(709,754)

Net Assets | 100.0%		$68,163,186

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Short-Term Investment | 80.7%
State Street Institutional Treasury
Money Market Fund
(Identified cost $100,000)	100,000	$100,000

Description	Value

Total Investment | 80.7%
(Identified cost $100,000) (b)	$100,000

Cash and Other Assets in
Excess of Liabilities | 19.3%	23,895

Net Assets | 100.0%	$123,895

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 92.1%

Brazil | 14.3%
Banco do Brasil SA	22,928,600	$386,635,539
Cielo SA	40,032,700	348,909,538
Companhia de Concessoes Rodoviarias	6,395,300	145,765,138
Companhia Energetica de Minas
Gerais SA Sponsored ADR	5,283,299	95,416,380
Natura Cosmeticos SA	6,864,700	143,057,055
Redecard SA	24,053,730	396,352,472
Souza Cruz SA	6,153,165	202,582,698

Total Brazil		1,718,718,820

Canada | 1.3%
First Quantum Minerals, Ltd.	1,997,700	153,306,308

China | 1.5%
NetEase.com, Inc. Sponsored ADR (a)	4,761,400	179,076,254

Egypt | 3.7%
Commercial International Bank	10,675,560	106,168,686
Eastern Tobacco	2,795,847	58,064,356
Egyptian Company for Mobile Services	1,930,175	84,820,358
Orascom Construction Industries	4,460,719	198,976,235

Total Egypt		448,029,635

France | 0.6%
CFAO SA	1,671,393	68,694,047

Hong Kong | 0.8%
Shougang Concord International
Enterprises Co., Ltd.	389,771,900	96,651,557

India | 4.3%
Bank of India	7,192,305	59,208,828
Infosys Technologies, Ltd.
Sponsored ADR	1,691,808	93,506,228
Jindal Steel & Power, Ltd.	7,909,000	119,505,028
Punjab National Bank, Ltd.	12,215,189	237,096,753

Total India		509,316,837

Description	Shares	Value

Indonesia | 4.8%
PT Bank Mandiri Tbk	308,886,850	$154,700,697
PT Indofood Sukses Makmur Tbk	76,437,100	28,663,983
PT Tambang Batubara Bukit Asam Tbk	45,193,500	83,053,118
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	5,419,611	216,513,459
PT United Tractors Tbk	54,648,051	90,357,455

Total Indonesia		573,288,712

Israel | 3.0%
Cellcom Israel, Ltd.	2,106,605	67,537,756
Delek Automotive Systems, Ltd.	6,469,468	71,624,497
Israel Chemicals, Ltd.	17,185,823	224,387,925

Total Israel		363,550,178

Malaysia | 0.6%
British American Tobacco Malaysia
Berhad	5,343,200	66,629,971
PLUS Expressways Berhad	3,646,600	3,471,052

Total Malaysia		70,101,023

Mexico | 7.0%
America Movil SAB de CV ADR,
Series L	5,058,600	237,653,028
Desarrolladora Homex SA
de CV ADR (a)	2,867,658	96,410,662
Fomento Economico Mexicano
SAB de CV Sponsored ADR	3,664,795	175,470,384
Grupo Mexico SAB de CV, Series B	42,681,093	97,420,688
Grupo Televisa SA Sponsored ADR	8,349,600	173,337,696
Kimberly-Clark de Mexico SAB de CV,
Series A	14,209,565	63,618,271

Total Mexico		843,910,729

Pakistan | 0.7%
Oil & Gas Development Co., Ltd.	5,219,915	6,827,446
Pakistan Petroleum, Ltd.	34,146,493	76,585,297

Total Pakistan		83,412,743

Philippines | 2.5%
Philippine Long Distance Telephone Co.
Sponsored ADR	5,208,350	295,157,195

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 8.2%
Magnit OAO GDR (e)	6,328,910	$100,313,224
Mobile TeleSystems Sponsored ADR	5,329,210	260,545,077
OAO LUKOIL Sponsored ADR	5,493,650	307,968,190
Oriflame Cosmetics SA SDR	1,438,221	85,752,755
TNK-BP Holding	69,117,148	118,765,723
Uralkali Sponsored GDR (a)	5,479,885	112,676,031

Total Russia		986,021,000

South Africa | 15.2%
Kumba Iron Ore, Ltd.	4,871,019	199,540,551
Massmart Holdings, Ltd.	10,087,396	121,654,357
Murray & Roberts Holdings, Ltd.	27,608,517	172,509,185
Nedbank Group, Ltd.	16,343,418	273,039,818
Pretoria Portland Cement Co., Ltd.	28,714,933	134,564,911
Sanlam, Ltd.	101,360,750	310,971,114
Shoprite Holdings, Ltd.	9,852,199	86,793,630
Standard Bank Group, Ltd.	15,654,344	215,058,792
Tiger Brands, Ltd.	7,860,664	181,987,315
Truworths International, Ltd.	20,584,827	120,539,757

Total South Africa		1,816,659,430

South Korea | 9.3%
Hite Brewery Co., Ltd. (a)	644,590	93,932,801
KT&G Corp.	3,698,224	204,352,744
NHN Corp. (a)	1,250,302	206,457,597
Samsung Electronics Co., Ltd.	226,553	154,731,844
Shinhan Financial Group Co., Ltd. (a)	7,315,720	271,659,693
Woongjin Coway Co., Ltd. (a)	5,381,795	177,438,853

Total South Korea		1,108,573,532

Taiwan | 5.0%
Advanced Semiconductor
Engineering, Inc.	97,607,361	87,315,566
Hon Hai Precision Industry Co., Ltd.	42,552,711	200,176,737
HTC Corp.	11,944,350	135,938,675
Taiwan Semiconductor
Manufacturing Co., Ltd.	86,433,284	173,379,712

Total Taiwan		596,810,690

Thailand | 1.7%
Banpu Public Co., Ltd.	6,523,100	113,259,151
Kasikornbank Public Co., Ltd.	32,745,800	85,285,471

Total Thailand		198,544,622

Description	Shares	Value

Turkey | 7.6%
Akbank TAS	35,076,637	$221,861,233
Koc Holding AS (a)	45,122,000	132,742,770
Turkcell Iletisim Hizmetleri AS	29,131,760	205,005,140
Turkiye Is Bankasi AS, C Shares	84,133,392	354,597,618

Total Turkey		914,206,761

Total Common Stocks
(Identified cost $9,025,824,998)		11,024,030,073

Preferred Stocks | 3.4%

Brazil | 3.4%
AES Tiete SA	2,858,902	32,781,606
Eletropaulo Metropolitana SA, B Shares	3,435,800	67,611,235
Fertilizantes Fosfatados SA (a)	5,113,300	48,148,448
Usinas Siderurgicas de Minas Gerais SA,
A Shares	9,196,400	258,821,279

Total Brazil
(Identified cost $338,831,375)		407,362,568

Short-Term Investment | 4.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $495,727,451)	495,727,451	495,727,451

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 0.1%
State Street Bank and Trust Co.,
0.00%, 01/04/10
(Dated 12/31/09, collateralized
by $13,365,000 United States
Treasury Bill, 0.00%, 05/27/10,
with a value of $13,355,645)
Proceeds of $13,093,000
(Identified cost $13,093,000)	$13,093	13,093,000

Total Investments | 99.7%
(Identified cost $9,873,476,824) (b)		$11,940,213,092

Cash and Other Assets in
Excess of Liabilities | 0.3%		35,781,522

Net Assets | 100.0%		$11,975,994,614

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 95.1%

Brazil | 17.3%
Banco Bradesco SA Sponsored ADR	45,741	$1,000,356
Cia Hering	63,650	1,064,899
Cyrela Brazil Realty SA	85,100	1,179,453
Fibria Celulose SA Sponsored ADR (a)	41,674	951,834
Itau Unibanco Holding SA ADR	39,341	898,549
Lojas Renner SA	30,230	674,054
MRV Engenharia e Participacoes SA	121,830	972,526
Net Servicos de Comunicacao SA ADR	64,640	874,579
Petroleo Brasileiro SA Sponsored ADR	20,990	889,766
Tivit Terceirizacao de Tecnologia e
Servicos SA	71,730	653,804
Totvs SA	13,050	878,184
Ultrapar Participacoes SA Sponsored ADR	18,729	878,390

Total Brazil		10,916,394

China | 11.4%
China Construction Bank Corp.	1,122,100	955,112
China Merchants Bank Co., Ltd., Class H	401,510	1,041,596
China Mobile, Ltd. Sponsored ADR	16,377	760,384
China National Materials Co., Ltd.	1,508,740	1,113,638
China Petroleum & Chemical Corp. ADR	10,930	962,605
Golden Eagle Retail Group, Ltd.	329,700	665,349
NetEase.com, Inc. Sponsored ADR (a)	20,870	784,921
Parkson Retail Group, Ltd.	519,200	909,481

Total China		7,193,086

Columbia | 1.0%
Bancolombia SA Sponsored ADR	13,305	605,511

Egypt | 1.6%
Commercial International Bank
Sponsored GDR	99,203	985,851

Hong Kong | 3.5%
AAC Acoustic Technologies Holdings, Inc.	560,200	925,812
China State Construction International
Holdings, Ltd.	3,014,600	1,261,848

Total Hong Kong		2,187,660

Hungary | 1.6%
MOL Hungarian Oil and Gas Nyrt. (a)	11,040	984,833

Description	Shares	Value

India | 3.1%
HDFC Bank, Ltd. ADR	7,030	$914,462
ICICI Bank, Ltd. Sponsored ADR	28,110	1,060,028

Total India		1,974,490

Indonesia | 3.3%
PT Bank Rakyat Indonesia	1,282,700	1,036,447
PT Perusahaan Gas Negara	2,528,210	1,044,146

Total Indonesia		2,080,593

Kazakhstan | 3.8%
Halyk Savings Bank of Kazakhstan
JSC GDR (a)	102,810	975,743
KazMunaiGas Exploration Production GDR	23,804	592,298
Zhaikmunai LP GDR (a)	100,717	851,422

Total Kazakhstan		2,419,463

Luxembourg | 1.0%
Millicom International Cellular SA	8,763	646,447

Mexico | 3.3%
Corporacion GEO SAB de CV, Series B (a)	403,836	1,072,410
Grupo Financiero Banorte SAB de CV	283,212	1,021,399

Total Mexico		2,093,809

Pakistan | 1.8%
Oil & Gas Development Co., Ltd.	838,740	1,097,039

Peru | 1.6%
Credicorp, Ltd.	13,375	1,030,142

Philippines | 1.9%
SM Investments Corp.	168,620	1,180,074

Qatar | 2.2%
Qatar Electricity & Water Co.	49,520	1,358,268

Russia | 9.6%
Eurasia Drilling Co., Ltd. GDR (e)	50,949	868,878
Gazprom OAO Sponsored ADR	39,960	1,018,980
Rosneft Oil Co. GDR	121,684	1,040,443
Sberbank	507,010	1,417,984
Uralkali Sponsored GDR (a)	37,249	765,905
X5 Retail Group NV GDR (a)	29,290	933,944

Total Russia		6,046,134

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Africa | 7.3%
Exxaro Resources, Ltd. Sponsored ADR	76,100	$1,057,790
Gold Fields, Ltd. Sponsored ADR	36,579	479,551
MTN Group, Ltd.	60,667	965,173
Murray & Roberts Holdings, Ltd.	143,428	896,196
Standard Bank Group, Ltd.	88,751	1,219,258

Total South Africa		4,617,968

South Korea | 2.1%
LG Dacom Corp.	22,610	344,306
Samsung Engineering Co., Ltd. (a)	10,710	987,846

Total South Korea		1,332,152

Taiwan | 8.8%
Global Unichip Corp.	123,470	649,576
Hon Hai Precision Industry Co., Ltd. GDR	112,343	1,068,946
Hung Poo Real Estate Development Corp.	588,000	936,736
Tripod Technology Corp.	385,000	1,291,571
Wistron Corp. GDR	29,624	575,150
Yuanta Financial Holding Co., Ltd.	1,379,000	1,005,068

Total Taiwan		5,527,047

Thailand | 0.9%
PTT Exploration & Production
Public Co., Ltd.	131,990	581,960

Description	Shares	Value

Turkey | 4.5%
BIM Birlesik Magazalar AS	19,530	$905,394
Tofas Turk Otomobil Fabrikasi AS	208,461	654,578
Turkiye Garanti Bankasi AS ADR	295,060	1,255,185

Total Turkey		2,815,157

United Kingdom | 2.4%
Cairn Energy PLC (a)	277,800	1,480,445

United States | 1.1%
NII Holdings, Inc. (a)	21,392	718,343

Total Common Stocks
(Identified cost $51,955,168)		59,872,866

Short-Term Investment | 4.6%
State Street Institutional Treasury
Money Market Fund
(Identified cost $2,885,319)	2,885,319	2,885,319

Total Investments | 99.7%
(Identified cost $54,840,487) (b)		$62,758,185

Cash and Other Assets in
Excess of Liabilities | 0.3%		219,434

Net Assets | 100.0%		$62,977,619

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds | 93.3%

Aerospace & Defense | 1.2%
BE Aerospace, Inc.,
8.50%, 07/01/18	$525	$556,500
Bombardier, Inc.,
8.00%, 11/15/14 (e)	550	571,313

		1,127,813

Apparel & Textiles | 0.6%
Levi Strauss & Co.,
9.75%, 01/15/15	550	577,500

Automotive | 3.3%
ArvinMeritor, Inc.,
8.125%, 09/15/15	215	205,325
Ford Motor Credit Co.,
7.00%, 10/01/13	1,250	1,248,117
GMAC LLC,
6.75%, 12/01/14	165	156,750
Navistar International Corp.,
8.25%, 11/01/21	825	845,625
The Goodyear Tire & Rubber Co.,
10.50%, 05/15/16	550	607,750

		3,063,567

Building Materials | 3.6%
Legrand SA,
8.50%, 02/15/25	925	966,581
Masco Corp.,
6.125%, 10/03/16	900	857,647
Owens Corning, Inc.,
9.00%, 06/15/19	725	808,505
USG Corp.,
9.50%, 01/15/18	675	695,250

		3,327,983

Cable Television | 5.6%
Cablevision Systems Corp.,
8.00%, 04/15/12	725	766,688
Cequel Communications Holdings LLC,
8.625%, 11/15/17 (e)	900	909,000
EchoStar DBS Corp.,
6.625%, 10/01/14	810	817,087

Description	Principal Amount (000)	Value

Kabel Deutschland GmbH,
10.625%, 07/01/14	$350	$365,750
Mediacom Broadband LLC,
8.50%, 10/15/15	875	883,750
Videotron Ltee,
6.875%, 01/15/14	525	527,625
Virgin Media Finance PLC,
9.125%, 08/15/16	900	948,375

		5,218,275

Chemicals | 1.7%
Momentive Performance Materials, Inc.,
9.75%, 12/01/14	275	264,687
Mosaic Global Holdings, Inc.,
7.30%, 01/15/28	775	815,635
NOVA Chemicals Corp.,
6.50%, 01/15/12	262	263,310
Terra Capital, Inc.,
7.75%, 11/01/19 (e)	275	294,250

		1,637,882

Computer Services | 0.6%
SunGard Data Systems, Inc.,
10.25%, 08/15/15	524	558,060

Diversified | 2.8%
General Cable Corp.,
7.125%, 04/01/17	439	431,318
Ingersoll-Rand Global Holding Co., Ltd.,
9.50%, 04/15/14	550	657,215
Leucadia National Corp.,
7.00%, 08/15/13	950	953,562
SPX Corp.,
7.625%, 12/15/14	535	551,050

		2,593,145

Electric Generation | 2.9%
AES Corp.,
7.75%, 03/01/14	900	913,500
Edison Mission Energy,
7.50%, 06/15/13	675	634,500
NRG Energy, Inc.,
7.375%, 01/15/17	600	601,500
RRI Energy, Inc.,
6.75%, 12/15/14	525	535,500

		2,685,000

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Electronics | 0.5%
Freescale Semiconductor, Inc.,
8.875%, 12/15/14	$225	$206,438
NXP BV,
7.875%, 10/15/14	250	226,875

		433,313

Energy Exploration & Production | 3.8%
Chesapeake Energy Corp.,
6.375%, 06/15/15	800	784,000
Mariner Energy, Inc.,
11.75%, 06/30/16	500	557,500
OPTI Canada, Inc.,
8.25%, 12/15/14	325	267,719
PetroHawk Energy Corp.,
9.125%, 07/15/13	900	940,500
Plains Exploration & Production Co.,
7.75%, 06/15/15	950	966,625

		3,516,344

Energy Services | 2.4%
Compagnie Generale de Geophysique,
7.50%, 05/15/15	750	744,375
Pride International, Inc.,
7.375%, 07/15/14	525	542,062
Tesoro Corp.,
6.50%, 06/01/17	1,050	976,500

		2,262,937

Environmental | 0.9%
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	855,124

Financial Services | 0.0%
Finance One PLC,
0.00%, 01/03/10 (a), (d)	20,000	0
Morgan Guarantee Trust,
0.00%, 01/03/10 (a), (d)	10,569	0

		0

Food & Beverages | 2.1%
Constellation Brands, Inc.,
7.25%, 05/15/17	700	709,625
Dean Foods Co.,
7.00%, 06/01/16	800	784,000
NBTY, Inc.,
7.125%, 10/01/15	475	476,188

		1,969,813

Description	Principal Amount (000)	Value

Forest & Paper Products | 1.6%
Georgia-Pacific Corp.:
8.125%, 05/15/11	$300	$315,000
9.50%, 12/01/11	500	540,000
Smurfit Capital Funding PLC,
7.50%, 11/20/25	750	639,375

		1,494,375

Gaming | 6.2%
Ameristar Casinos, Inc.,
9.25%, 06/01/14 (e)	700	726,250
Mandalay Resorts Group,
9.375%, 02/15/10	835	830,825
Mohegan Tribal Gaming Authority,
7.125%, 08/15/14	300	204,375
Peninsula Gaming LLC:
8.375%, 08/15/15 (e)	625	623,438
10.75%, 08/15/17 (e)	225	226,125
Penn National Gaming, Inc.,
8.75%, 08/15/19 (e)	825	843,562
Pinnacle Entertainment, Inc.,
8.625%, 08/01/17 (e)	800	816,000
Scientific Games Corp.,
7.875%, 06/15/16 (e)	525	527,625
Wynn Las Vegas LLC,
6.625%, 12/01/14	1,010	975,912

		5,774,112

Gas Distribution | 4.7%
Copano Energy LLC,
7.75%, 06/01/18	700	701,750
El Paso Corp.,
7.00%, 06/15/17	650	644,665
Ferrellgas Partners LP,
8.75%, 06/15/12	684	692,550
Inergy LP,
8.75%, 03/01/15	525	539,437
Kinder Morgan, Inc.,
6.50%, 09/01/12	675	702,000
MarkWest Energy Partners LP,
8.50%, 07/15/16	500	508,750
The Williams Cos., Inc.,
8.75%, 03/15/32	550	658,169

		4,447,321

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Health Services | 8.4%
Apria Healthcare Group, Inc., 11.25%, 11/01/14 (e)	$550	$603,625
Biomet, Inc., 10.00%, 10/15/17	425	461,656
Community Health Systems, Inc., 8.875%, 07/15/15	600	621,000
DaVita, Inc., 6.625%, 03/15/13	575	576,437
Fresenius US Finance II, Inc., 9.00%, 07/15/15 (e)	525	577,500
HCA, Inc., 9.25%, 11/15/16	925	993,219
Health Management Associates, Inc., 6.125%, 04/15/16	1,000	937,500
HealthSouth Corp., 10.75%, 06/15/16	515	560,062
Senior Housing Properties Trust, 7.875%, 04/15/15	179	175,868
Service Corp. International, 6.75%, 04/01/16	750	725,625
Tenet Healthcare Corp., 7.375%, 02/01/13	500	501,250
The Cooper Cos., Inc., 7.125%, 02/15/15	525	510,563
Ventas Realty LP, 6.50%, 06/01/16	650	627,250

		7,871,555

Hotels | 1.9%
Host Hotels & Resorts, Inc., 7.125%, 11/01/13	850	863,813
Wyndham Worldwide Corp., 6.00%, 12/01/16	1,000	931,594

		1,795,407

Leisure & Entertainment | 2.2%
AMC Entertainment, Inc., 8.00%, 03/01/14	497	474,635
Royal Caribbean Cruises, Ltd.:
7.25%, 06/15/16	300	289,875
8.00%, 05/15/10	400	407,000
Speedway Motorsports, Inc., 6.75%, 06/01/13	875	870,625

		2,042,135

Description	Principal Amount (000)	Value

Machinery | 1.6%
Case New Holland, Inc.:
7.125%, 03/01/14	$650	$659,750
7.75%, 09/01/13 (e)	200	204,500
Terex Corp.,
10.875%, 06/01/16	550	613,250

		1,477,500

Media | 4.2%
CBS Corp.,
8.875%, 05/15/19	700	837,427
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17 (e)	1,000	1,030,000
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14	600	576,000
ION Media Networks, Inc.,
11.00%, 07/31/13 (a), (f)	25	2
Lamar Media Corp.,
7.25%, 01/01/13	600	598,500
WMG Acquisition Corp.,
9.50%, 06/15/16 (e)	875	937,344

		3,979,273

Metals & Mining | 3.6%
Alcoa, Inc.,
5.72%, 02/23/19	650	628,440
Arch Western Finance LLC,
6.75%, 07/01/13	775	769,187
Century Aluminum Co.,
8.00%, 05/15/14	202	196,950
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/15	650	708,500
8.375%, 04/01/17	100	109,500
Massey Energy Co.,
6.875%, 12/15/13	1,000	998,750

		3,411,327

Packaging | 1.8%
Owens-Brockway Glass Container, Inc.,
8.25%, 05/15/13	675	693,563
Reynolds Group DL Escrow, Inc.,
7.75%, 10/15/16 (e)	1,000	1,022,500

		1,716,063

Printing & Publishing | 0.5%
Deluxe Corp.,
7.375%, 06/01/15	525	505,969

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Real Estate | 1.4%
Forest City Enterprises, Inc.,
7.625%, 06/01/15	$475	$425,125
Icahn Enterprises LP:
7.125%, 02/15/13	500	510,000
8.125%, 06/01/12	350	357,000

		1,292,125

Restaurants | 1.3%
Landry’s Restaurants, Inc.,
11.625%, 12/01/15 (e)	575	609,500
Wendy’s/Arby’s Restaurants LLC,
10.00%, 07/15/16	600	654,000

		1,263,500

Retail | 4.3%
AutoNation, Inc.,
7.00%, 04/15/14	650	671,125
Ingles Markets, Inc.,
8.875%, 05/15/17	925	962,000
QVC, Inc.,
7.50%, 10/01/19 (e)	1,000	1,020,000
Saks, Inc.,
9.875%, 10/01/11	585	612,056
Stater Brothers Holdings, Inc.,
8.125%, 06/15/12	775	782,750

		4,047,931

Steel-Producers | 1.8%
AK Steel Corp.,
7.75%, 06/15/12	625	631,250
Steel Dynamics, Inc.,
7.375%, 11/01/12	540	556,200
United States Steel Corp.,
6.05%, 06/01/17	475	453,467

		1,640,917

Support Services | 4.1%
ARAMARK Corp.,
8.50%, 02/01/15	600	618,000
Avis Budget Car Rental LLC:
7.625%, 05/15/14	640	608,000
7.75%, 05/15/16	110	102,850
Corrections Corp. of America,
6.25%, 03/15/13	675	678,375

Description	Principal Amount (000)	Value

Expedia, Inc.,
8.50%, 07/01/16	$375	$405,469
Hertz Corp.,
8.875%, 01/01/14	650	664,625
Ticketmaster Entertainment, Inc.,
10.75%, 08/01/16	350	377,125
West Corp.,
11.00%, 10/15/16	350	365,750

		3,820,194

Telecommunications | 10.1%
Cincinnati Bell, Inc.,
8.25%, 10/15/17	850	862,750
Citizens Communications Co.,
6.25%, 01/15/13	1,000	1,002,500
Cricket Communications, Inc.,
7.75%, 05/15/16	750	748,125
Crown Castle International Corp.,
9.00%, 01/15/15	575	612,375
Intelsat Corp.,
9.25%, 08/15/14	375	385,312
Intelsat Jackson Holdings, Ltd.,
11.25%, 06/15/16	350	378,875
Level 3 Financing, Inc.,
9.25%, 11/01/14	650	614,250
Qwest Corp.,
7.875%, 09/01/11	800	838,000
Rogers Wireless Communications, Inc.,
9.625%, 05/01/11	1,000	1,097,267
Sprint Capital Corp.,
6.90%, 05/01/19	1,225	1,127,000
Wind Acquisition Finance SA,
11.75%, 07/15/17 (e)	800	874,000
Windstream Corp.,
8.625%, 08/01/16	900	915,750

		9,456,204

Transportation | 1.6%
Kansas City Southern Railway Co.,
13.00%, 12/15/13	500	580,000
Stena AB,
7.50%, 11/01/13	975	938,438

		1,518,438

Total Corporate Bonds
(Identified cost $83,599,396)		87,381,102

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Shares	Value

Lazard U.S. High Yield Portfolio (concluded)

Preferred Stock | 0.0%

Media | 0.0%
ION Media Networks, Inc.,
12.00%, 08/31/13
(Identified cost $1,551) (a), (f)	1	$0

Warrant | 0.0%

Cable Television | 0.0%
Ono Finance PLC,
03/16/2011
(Identified cost $64,841) (a), (e)	470	5

Description	Shares	Value

Short-Term Investment | 5.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $4,801,902)	4,801,902	$4,801,902

Total Investments | 98.4%
(Identified cost $88,467,690) (b)		$92,183,009

Cash and Other Assets in Excess of Liabilities | 1.6%		1,511,081

Net Assets | 100.0%		$93,694,090

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 94.1%
ETFS Natural Gas (a)	6,800,000	$3,873,280
First Trust ISE-Revere Natural Gas
Index Fund	172,300	3,030,757
iPath S&P 500 VIX Short-Term
Futures ETN (a)	113,500	3,866,945
iShares Barclays 20+ Year Treasury
Bond Fund	151,200	13,588,344
iShares Barclays MBS Bond Fund	159,900	16,955,796
iShares Dow Jones US Broker-Dealers
Index Fund	153,300	4,312,329
iShares iBoxx $ Investment Grade
Corporate Bond Fund	121,500	12,654,225
iShares JPMorgan USD Emerging
Markets Bond Fund	63,200	6,432,496
iShares MSCI All Country Asia ex-Japan
Index Fund	84,000	4,679,640
iShares MSCI Brazil Index Fund	58,700	4,379,607
iShares S&P Global 100 Index Fund	181,300	10,923,325
iShares S&P Global Consumer Staples
Index Fund	290,600	16,450,866
iShares S&P Global Healthcare Sector
Index Fund	134,400	6,990,144
iShares S&P Global Materials Index Fund	94,500	5,879,790
iShares S&P Global Utilities Index Fund	144,500	6,934,555
Market Vectors Agribusiness ETF	258,700	11,328,473
Market Vectors Nuclear Energy ETF	140,500	3,183,730
PowerShares Dynamic Oil & Gas
Services Portfolio	302,400	5,128,704

Description	Shares	Value

PowerShares Global Listed Private
Equity Portfolio	461,000	$4,153,610
PowerShares Global Nuclear
Energy Portfolio	412,500	7,713,750
PowerShares Global Water Portfolio	587,100	10,661,736
SPDR Barclays Capital Aggregate
Bond ETF	210,000	11,484,900
SPDR Gold Trust (a)	113,300	12,158,223
Vanguard Information Technology
Index ETF	247,500	13,567,950

Total Exchange-Traded Funds
(Identified cost $186,025,639)		200,333,175

Closed-End Management Investment
Company | 3.9%
MFS Multimarket Income Trust
(Identified cost $7,709,099)	1,265,000	8,222,500

Short-Term Investment | 1.6%
State Street Institutional Treasury
Money Market Fund
(Identified cost $3,331,565)	3,331,565	3,331,565

Total Investments | 99.6%
(Identified cost $197,066,303) (b)		$211,887,240

Cash and Other Assets in
Excess of Liabilities | 0.4%		907,816

Net Assets | 100.0%		$212,795,056

The accompanying notes are an integral part of these financial statements.

54  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2009

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Value	$8,396,625	$853,810	$501,403	$352,407
U.S. Strategic Equity	66,264,270	9,566,538	727,683	8,838,855
U.S. Mid Cap Equity	190,663,177	26,668,597	4,380,668	22,287,929
U.S. Small-Mid Cap Equity	60,334,740	15,490,220	234,867	15,255,353
International Equity	149,566,558	15,420,736	7,430,614	7,990,122
International Equity Select	8,032,531	670,169	377,721	292,448
International Strategic Equity	300,137,762	42,116,821	12,467,629	29,649,192
International Small Cap Equity	70,146,494	6,673,541	7,947,095	(1,273,554)
Global Listed Infrastructure	100,000	—	—	—
Emerging Markets Equity	10,155,353,853	1,865,976,254	81,117,015	1,784,859,239
Developing Markets Equity	55,170,704	7,847,429	259,948	7,587,481
U.S. High Yield	88,467,690	5,179,912	1,464,593	3,715,319
Capital Allocator Opportunistic Strategies	199,057,200	17,251,774	4,421,734	12,830,040

(c)	Received from in-kind subscription; security valued at zero.

(d)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2009, these securities amounted to 0.8%, 1.4% and 13.3% of net assets of Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio and Lazard U.S. High Yield Portfolio, respectively, and are considered to be liquid.

(f)	Issue in default.

Security Abbreviations:
ADR	— American Depositary Receipt
ETF	— Exchange-Traded Fund
ETN	— Exchange-Traded Note
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio

Agriculture	—%	0.5%	—%	—%	3.2%	1.2%
Alcohol & Tobacco	3.7	8.2	8.1	1.0	5.2	—
Apparel & Textiles	—	—	—	—	—	1.7
Automotive	3.1	—	3.9	—	1.1	1.0
Banking	16.4	15.6	17.3	1.5	17.5	24.5
Building Materials	—	—	—	—	1.1	—
Cable Television	—	—	2.0	—	—	1.4
Chemicals	—	—	1.0	2.7	—	—
Commercial Services	5.0	1.3	2.9	14.9	4.1	—
Computer Software	1.5	0.9	2.3	1.8	3.2	2.6
Construction & Engineering	1.1	—	2.8	3.6	3.1	5.0
Consumer Products	—	—	—	2.1	3.4	—
Electric	1.0	—	1.6	—	1.6	2.2
Energy	—	—	—	1.1	—	—
Energy Exploration & Production	0.8	0.5	1.0	—	0.7	7.3
Energy Integrated	6.8	9.5	2.8	1.3	5.2	9.1
Energy Services	—	—	—	4.8	—	1.4
Financial Services	4.1	8.1	7.3	4.0	8.2	1.6
Food & Beverages	4.8	3.8	2.9	2.1	3.2	—
Forest & Paper Products	—	—	—	1.1	0.5	1.5
Gas Utilities	—	—	—	—	—	1.7
Health Services	—	—	—	3.3	—	—
Housing	3.0	1.1	2.7	3.6	0.8	—
Insurance	4.9	6.8	4.9	2.6	—	—
Leisure & Entertainment	2.4	0.5	3.0	1.0	1.5	—
Manufacturing	6.5	4.1	4.8	15.5	1.6	1.8
Medical Products	—	—	—	8.3	—	—
Metals & Mining	2.5	2.7	2.1	—	6.9	2.4
Pharmaceutical & Biotechnology	10.1	10.7	9.1	3.7	—	—
Real Estate	2.2	2.3	1.5	—	—	6.6
Retail	3.2	5.9	3.5	6.3	3.6	8.4
Semiconductors & Components	4.3	6.7	2.8	2.5	3.5	4.6
Technology	—	—	0.9	3.5	0.8	1.0
Technology Hardware	—	0.8	1.4	3.3	2.8	2.6
Telecommunications	7.0	8.5	3.1	1.3	11.4	5.5
Transportation	2.9	—	1.6	3.6	1.3	—

Subtotal	97.3	98.5	97.3	100.5	95.5	95.1
Short-Term Investments	—	—	2.3	0.5	4.1	4.6
Repurchase Agreements	2.0	—	—	—	0.1	—

Total Investments	99.3%	98.5%	99.6%	101.0%	99.7%	99.7%

The accompanying notes are an integral part of these financial statements.

56  Annual Report

(This Page Intentionally Left Blank)

Annual Report  57

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2009	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$8,749,032	$75,103,125
Cash	—	—
Foreign currency	—	—
Receivables for:
Capital stock sold	10,000	62,582
Dividends and interest	12,767	68,904
Investments sold	—	83,432
Amount due from Investment Manager (Note 3)	6,426	—
Total assets	8,778,225	75,318,043

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—
Management fees	—	39,144
Accrued distribution fees	68	1,881
Accrued directors’ fees	17	143
Investments purchased	—	160,684
Capital stock redeemed	—	72
Line of credit outstanding	—	—
Other accrued expenses and payables	14,044	18,816
Total liabilities	14,129	220,740
Net assets	$8,764,096	$75,097,303

NET ASSETS
Paid in capital	$11,548,483	$94,261,143
Undistributed (distributions in excess of) net investment income	(18,745)	802,020
Accumulated net realized loss	(3,256,549)	(29,172,659)
Net unrealized appreciation on:
Investments	490,907	9,206,799
Foreign currency	—	—
Net assets	$8,764,096	$75,097,303

Institutional Shares
Net assets	$8,463,768	$66,152,692
Shares of capital stock outstanding*	982,317	8,247,044
Net asset value, offering and redemption price per share	$8.62	$8.02

Open Shares
Net assets	$300,328	$8,944,611
Shares of capital stock outstanding*	34,649	1,114,686
Net asset value, offering and redemption price per share	$8.67	$8.02

Cost of investments in securities	$8,258,125	$65,896,326
Cost of foreign currency	$—	$—

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

$212,951,106	$75,590,093	$157,556,680	$8,324,979	$329,786,954
—	537	10,260	—	—
—	—	21,048	—	194,837

388,703	29,895	49,424	3,251	1,040,893
233,026	40,869	460,956	32,992	1,051,536
—	205,906	939,265	429,585	—
—	—	—	21,091	—
213,572,835	75,867,300	159,037,633	8,811,898	332,074,220

—	—	—	10,849	—
134,820	38,159	101,314	—	202,877
14,977	3,979	4,188	1,169	3,937
409	138	311	19	620
—	223,038	154,562	—	612,915
390,228	6,552	152,097	—	164,928
—	—	—	320,000	—
28,123	22,545	35,516	24,303	72,088
568,557	294,411	447,988	356,340	1,057,365
$213,004,278	$75,572,889	$158,589,645	$8,455,558	$331,016,855

$313,187,090	$82,237,246	$190,205,507	$12,358,863	$396,673,934
51,803	1	3,226,533	207,352	1,227,452
(127,456,221)	(22,659,547)	(44,644,965)	(4,829,290)	(98,563,424)

27,221,606	15,995,189	9,796,259	718,539	31,616,656
—	—	6,311	94	62,237
$213,004,278	$75,572,889	$158,589,645	$8,455,558	$331,016,855

$143,267,184	$56,041,575	$139,069,801	$3,925,248	$311,570,470
13,891,697	4,750,537	10,584,664	509,472	33,103,967
$10.31	$11.80	$13.14	$7.70	$9.41

$69,737,094	$19,531,314	$19,519,844	$4,530,310	$19,446,385
6,852,067	1,689,218	1,474,744	586,579	2,061,818
$10.18	$11.56	$13.24	$7.72	$9.43

$185,729,500	$59,594,904	$147,760,421	$7,606,440	$298,152,109
$—	$—	$21,067	$—	$194,754

Annual Report  59

December 31, 2009	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

ASSETS
Investments in securities, at value	$68,872,940	$100,000
Cash	—	—
Foreign currency	586	—
Receivables for:
Capital stock sold	46,395	23,899
Dividends and interest	166,973	—
Investments sold	—	—
Amount due from Investment Manager (Note 3)	—	4,996
Total assets	69,086,894	128,895

LIABILITIES
Payables for:
Management fees	54,545	—
Accrued distribution fees	6,259	—
Accrued directors’ fees	135	—
Investments purchased	—	—
Capital stock redeemed	822,666	—
Dividends	—	—
Other accrued expenses and payables	40,103	5,000
Total liabilities	923,708	5,000
Net assets	$68,163,186	$123,895

NET ASSETS
Paid in capital	$148,537,143	$123,895
Undistributed (distributions in excess of) net investment income	983,995	—
Accumulated net realized gain (loss)	(83,155,811)	—
Net unrealized appreciation (depreciation) on:
Investments	1,797,279	—
Foreign currency	580	—
Net assets	$68,163,186	$123,895

Institutional Shares
Net assets	$40,243,340	$73,897
Shares of capital stock outstanding*	6,021,391	7,390
Net asset value, offering and redemption price per share	$6.68	$10.00

Open Shares
Net assets	$27,919,846	$49,998
Shares of capital stock outstanding*	4,168,917	5,000
Net asset value, offering and redemption price per share	$6.70	$10.00

Cost of investments in securities	$67,075,661	$100,000
Cost of foreign currency	$599	$—

*	$0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio
$11,940,213,092	$62,758,185	$92,183,009	$211,887,240
2,129,223	—	—	—
11,618,478	611,516	—	—

103,861,395	169,705	185,687	720,642
24,138,268	61,335	1,604,364	412,966
20,857,113	—	—	—
—	2,821	—	—
12,102,817,569	63,603,562	93,973,060	213,020,848

9,875,355	—	9,599	161,640
717,873	7,934	1,273	3,900
21,668	102	168	424
78,287,327	572,743	—	—
24,884,923	303	14,184	33,323
—	—	230,128	—
13,035,809	44,861	23,618	26,505
126,822,955	625,943	278,970	225,792
$11,975,994,614	$62,977,619	$93,694,090	$212,795,056

$11,621,131,023	$53,014,775	$115,657,629	$236,716,760
(121,241,529)	12,031	(230,128)	20,548
(1,580,040,008)	2,030,960	(25,448,730)	(38,763,197)

2,056,686,242	7,917,698	3,715,319	14,820,937
(541,114)	2,155	—	8
$11,975,994,614	$62,977,619	$93,694,090	$212,795,056

$8,497,340,761	$20,002,431	$87,568,234	$195,939,285
471,812,807	1,517,818	18,619,657	22,278,416
$18.01	$13.18	$4.70	$8.80

$3,478,653,853	$42,975,188	$6,125,856	$16,855,771
190,254,536	3,258,336	1,295,343	1,914,353
$18.28	$13.19	$4.73	$8.80

$9,873,476,824	$54,840,487	$88,467,690	$197,066,303
$11,577,662	$609,685	$—	$—

Annual Report  61

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2009	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio
Investment Income
Income
Dividends	$188,900	$1,512,794
Interest	47	256

Total investment income*	188,947	1,513,050

Expenses
Management fees	54,555	491,605
Custodian fees	56,166	58,425
Distribution fees (Open Shares)	567	18,976
Shareholders’ services	8,839	10,343
Administration fees	51,456	63,111
Shareholders’ reports	165	1,941
Registration fees	28,073	28,528
Professional services	50,861	52,326
Directors’ fees and expenses	401	3,667
Other	3,748	7,186

Total gross expenses	254,831	736,108

Management fees waived and expenses reimbursed	(162,664)	(25,105)
Administration fees waived	(18,750)	—

Total net expenses	73,417	711,003

Net investment income (loss)	115,530	802,047

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	(1,128,878)	(7,129,841)
Foreign currency	—	—
Net change in unrealized appreciation on:
Investments†	2,777,855	23,468,149
Foreign currency	—	—

Net realized and unrealized gain on investments and foreign currency	1,648,977	16,338,308

Net increase in net assets resulting from operations	$1,764,507	$17,140,355

* Net of foreign withholding taxes of	$—	$—

** Net of foreign capital gains taxes of	$—	$—

† Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

$3,259,795	$596,143	$4,561,206	$319,547	$9,147,514
1,957	364	630	39	4,681

3,261,752	596,507	4,561,836	319,586	9,152,195

1,352,713	408,402	1,031,583	75,359	2,060,777
69,488	80,287	133,560	83,037	208,784
166,657	32,351	40,879	13,205	32,728
15,042	11,884	12,658	9,348	10,992
86,074	60,892	77,510	51,775	104,955
12,136	7,555	13,136	974	7,164
31,942	45,929	28,600	26,075	32,748
55,101	51,933	54,642	50,908	57,386
10,013	2,929	7,678	509	15,270
13,793	6,124	11,137	4,009	20,329

1,812,959	708,286	1,411,383	315,199	2,551,133

—	(8,032)	—	(197,383)	—
—	—	—	—	—

1,812,959	700,254	1,411,383	117,816	2,551,133

1,448,793	(103,747)	3,150,453	201,770	6,601,062

(17,280,343)	(1,444,661)	(25,549,424)	(2,573,534)	(50,759,601)
—	—	13,422	(6,025)	(126,263)

76,524,594	26,073,943	54,137,152	3,954,901	115,518,191
—	—	7,937	385	33,102

59,244,251	24,629,282	28,609,087	1,375,727	64,665,429

$60,693,044	$24,525,535	$31,759,540	$1,577,497	$71,266,491

$—	$—	$422,486	$29,403	$788,596

$—	$—	$—	$—	$105,480

$—	$—	$—	$—	$18,189

Annual Report  63

For the Period Ended December 31, 2009	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio (a)

Investment Income
Income
Dividends	$1,960,063	$—
Interest	519	—
Total investment income*	1,960,582	—

Expenses
Management fees	541,008	—
Custodian fees	133,531	—
Distribution fees (Open Shares)	72,939	—
Shareholders’ services	32,667	—
Administration fees	64,428	—
Shareholders’ reports	14,071	—
Registration fees	28,402	—
Professional services	52,653	5,000
Directors’ fees and expenses	4,471	—
Amortization of offering expenses	—	—
Other	10,436	—
Total gross expenses	954,606	5,000
Management fees waived and expenses reimbursed	(34,170)	(4,996)
Administration fees waived	—	—
Expense reductions (Note 2 (j))	—	—
Total net expenses	920,436	4
Net investment income (loss)	1,040,146	(4)

Net Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	(45,968,761)	—
Options	—	—
Foreign currency and forward currency contracts	(49,584)	—
Net change in unrealized appreciation (depreciation) on:
Investments†	61,371,951	—
Foreign currency and forward currency contracts	(8,370)	—
Net realized and unrealized gain on investments, options, foreign currency and forward currency contracts	15,345,236	—
Net increase (decrease) in net assets resulting from operations	$16,385,382	$(4)
* Net of foreign withholding taxes of	$218,105	$—
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized foreign capital gains taxes of	$—	$—

(a) Portfolio commenced operations on December 31, 2009.

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio
$269,278,607	$283,299	$10,292	$4,523,957
143,472	418	6,051,198	2,468
269,422,079	283,717	6,061,490	4,526,425

76,191,090	244,566	391,385	1,649,073
7,108,821	169,558	68,366	49,490
5,210,982	32,323	18,461	34,359
3,407,651	23,810	10,802	10,362
911,912	54,911	64,234	82,983
1,550,769	4,592	3,777	5,458
561,108	30,392	34,363	39,322
229,133	51,088	52,349	54,337
383,726	1,045	3,774	8,623
—	36,317	—	11,190
375,278	3,636	9,680	11,984
95,930,470	652,238	657,191	1,957,181
—	(284,576)	(243,692)	(234,202)
—	(10,938)	—	—
—	—	(9)	—
95,930,470	356,724	413,490	1,722,979
173,491,609	(73,007)	5,648,000	2,803,446

(1,114,737,061)	4,547,017	(4,302,446)	(19,775,023)
—	—	—	111,179
(20,249,416)	151,349	—	(199,957)

4,905,199,748	9,755,285	19,030,597	50,244,104
(148,155)	2,068	—	511,079

3,770,065,116	14,455,719	14,728,151	30,891,382
$3,943,556,725	$14,382,712	$20,376,151	$33,694,828
$22,408,363	$31,730	$—	$2,286
$1,257,676	$10,152	$—	$—
$10,050,026	$—	$—	$—

Annual Report  65

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$115,530	$162,760
Net realized loss on investments	(1,128,878)	(2,053,678)
Net change in unrealized appreciation (depreciation) on investments	2,777,855	(1,788,388)
Net increase (decrease) in net assets resulting from operations	1,764,507	(3,679,306)

Distributions to shareholders
From net investment income
Institutional Shares	(113,788)	(156,785)
Open Shares	(3,262)	(2,676)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(117,050)	(159,461)

Capital stock transactions
Net proceeds from sales
Institutional Shares	304,242	1,649,026
Open Shares	133,161	73,000
Net proceeds from reinvestment of distributions
Institutional Shares	112,953	156,002
Open Shares	2,813	2,610
Cost of shares redeemed
Institutional Shares	(88,111)	(6,344)
Open Shares	(36,876)	(175,786)
Net increase (decrease) in net assets from capital stock transactions	428,182	1,698,508

Redemption fees (Note 2(k))
Institutional Shares	—	—
Open Shares	26	—
Net increase in net assets from redemption fees	26	—
Total increase (decrease) in net assets	2,075,665	(2,140,259)
Net assets at beginning of year	6,688,431	8,828,690
Net assets at end of year*	$8,764,096	$6,688,431
*Includes undistributed (distributions in excess of) net investment income of	$(18,745)	$(19,879)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	936,319	754,370
Shares sold	44,457	159,324
Shares issued to shareholders from reinvestment of distributions	13,003	23,284
Shares redeemed	(11,462)	(659)
Net increase (decrease)	45,998	181,949
Shares outstanding at end of year	982,317	936,319

Open Shares
Shares outstanding at beginning of year	19,092	30,169
Shares sold	19,468	7,987
Shares issued to shareholders from reinvestment of distributions	321	387
Shares redeemed	(4,232)	(19,451)
Net increase (decrease)	15,557	(11,077)
Shares outstanding at end of year	34,649	19,092

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Lazard U.S. Strategic Equity Portfolio		Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$802,047	$1,156,353	$1,448,793	$3,764,015	$(103,747)	$8,716
(7,129,841)	(21,234,218)	(17,280,343)	(104,764,294)	(1,444,661)	(18,331,358)
23,468,149	(12,941,377)	76,524,594	(18,538,483)	26,073,943	(11,046,590)
17,140,355	(33,019,242)	60,693,044	(119,538,762)	24,525,535	(29,369,232)

—	(1,043,206)	(1,061,800)	(2,377,086)	—	—
—	(108,041)	(362,964)	(1,273,350)	—	—

—	(1,010,118)	—	—	—	—
—	(133,846)	—	—	—	—
—	(2,295,211)	(1,424,764)	(3,650,436)	—	—

3,621,141	13,108,914	36,596,957	60,621,570	18,625,206	2,863,354
3,948,509	7,168,549	13,677,026	35,720,012	7,627,394	4,293,471

—	2,021,822	751,427	1,758,340	—	—
—	218,883	339,321	1,164,910	—	—

(7,392,941)	(17,330,283)	(35,236,721)	(160,193,161)	(18,159,522)	(53,564,893)
(4,187,168)	(7,705,350)	(30,418,809)	(83,887,149)	(4,480,404)	(11,843,891)
(4,010,459)	(2,517,465)	(14,290,799)	(144,815,478)	3,612,674	(58,251,959)

—	—	3,650	7,936	—	13
—	—	1,067	4,090	28	6
—	—	4,717	12,026	28	19
13,129,896	(37,831,918)	44,982,198	(267,992,650)	28,138,237	(87,621,172)
61,967,407	99,799,325	168,022,080	436,014,730	47,434,652	135,055,824
$75,097,303	$61,967,407	$213,004,278	$168,022,080	$75,572,889	$47,434,652
$802,020	$—	$51,803	$44,057	$1	$7,372

8,746,920	8,801,899	13,826,282	22,311,342	4,863,965	9,484,085
591,194	1,597,649	4,407,296	5,567,866	1,885,281	281,942
—	282,438	72,480	245,578	—	—
(1,091,070)	(1,935,066)	(4,414,361)	(14,298,504)	(1,998,709)	(4,902,062)
(499,876)	(54,979)	65,415	(8,485,060)	(113,428)	(4,620,120)
8,247,044	8,746,920	13,891,697	13,826,282	4,750,537	4,863,965

1,148,843	1,150,059	8,699,296	12,865,182	1,406,771	2,205,839
617,602	928,155	1,654,398	3,281,183	818,001	458,706
—	29,822	32,976	164,768	—	—
(651,759)	(959,193)	(3,534,603)	(7,611,837)	(535,554)	(1,257,774)
(34,157)	(1,216)	(1,847,229)	(4,165,886)	282,447	(799,068)
1,114,686	1,148,843	6,852,067	8,699,296	1,689,218	1,406,771

Annual Report  67

	Lazard International Equity Portfolio

	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets
Operations
Net investment income	$3,150,453	$5,465,389
Net realized loss on investments and foreign currency	(25,536,002)	(5,986,525)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	54,145,089	(100,336,019)

Net increase (decrease) in net assets resulting from operations	31,759,540	(100,857,155)

Distributions to shareholders
From net investment income
Institutional Shares	(50,545)	(4,547,423)
Open Shares	—	(462,171)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(50,545)	(5,009,594)

Capital stock transactions
Net proceeds from sales
Institutional Shares	6,660,199	9,641,929
Open Shares	6,211,004	11,224,487
Net proceeds from reinvestment of distributions
Institutional Shares	35,632	3,151,598
Open Shares	—	367,029
Cost of shares redeemed
Institutional Shares	(15,396,026)	(132,981,670)
Open Shares	(5,330,811)	(18,609,419)

Net increase (decrease) in net assets from capital stock transactions	(7,820,002)	(127,206,046)

Redemption fees (Note 2(k))
Institutional Shares	947	222
Open Shares	—	889

Net increase (decrease) in net assets from redemption fees	947	1,111

Total increase (decrease) in net assets	23,889,940	(233,071,684)
Net assets at beginning of year	134,699,705	367,771,389

Net assets at end of year*	$158,589,645	$134,699,705

*Includes undistributed (distributions in excess of) net investment income of	$3,226,533	$50,537

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	11,420,948	19,104,018

Shares sold	607,053	668,329
Shares issued to shareholders from reinvestment of distributions	2,881	313,592
Shares redeemed	(1,446,218)	(8,664,991)

Net increase (decrease)	(836,284)	(7,683,070)

Shares outstanding at end of year	10,584,664	11,420,948

Open Shares
Shares outstanding at beginning of year	1,398,912	1,833,826

Shares sold	560,515	831,268
Shares issued to shareholders from reinvestment of distributions	—	36,125
Shares redeemed	(484,683)	(1,302,307)

Net increase (decrease)	75,832	(434,914)

Shares outstanding at end of year	1,474,744	1,398,912

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio

Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$201,770	$517,405	$6,601,062	$8,815,228	$1,040,146	$2,931,015
(2,579,559)	(2,226,033)	(50,885,864)	(48,317,012)	(46,018,345)	(36,358,484)
3,955,286	(6,554,789)	115,551,293	(139,343,505)	61,363,581	(67,579,928)

1,577,497	(8,263,417)	71,266,491	(178,845,289)	16,385,382	(101,007,397)

(11,249)	(212,402)	(6,008,173)	(6,901,952)	—	(2,145,981)
(2,723)	(276,939)	(269,925)	(323,026)	—	(692,569)

—	(452,412)	—	(689,362)	—	(7,176,140)
—	(666,239)	—	(47,104)	—	(3,460,861)

(13,972)	(1,607,992)	(6,278,098)	(7,961,444)	—	(13,475,551)

1,387,848	2,070,592	40,370,073	30,663,206	23,843,888	94,441,545
918,356	1,442,558	12,171,444	21,783,670	8,784,586	18,835,536

7,209	532,093	4,544,925	5,833,105	—	7,596,001
2,505	882,977	264,695	368,283	—	3,796,314

(1,993,398)	(6,663,138)	(41,400,791)	(33,962,264)	(65,099,266)	(81,763,975)
(3,143,891)	(4,699,604)	(9,150,357)	(13,578,037)	(20,446,760)	(43,241,108)

(2,821,371)	(6,434,522)	6,799,989	11,107,963	(52,917,552)	(335,687)

313	550	191	1,614	413	6,655
263	16	(2,084)	2,171	2,454	699

576	566	(1,893)	3,785	2,867	7,354

(1,257,270)	(16,305,365)	71,786,489	(175,694,985)	(36,529,303)	(114,811,281)
9,712,828	26,018,193	259,230,366	434,925,351	104,692,489	219,503,770

$8,455,558	$9,712,828	$331,016,855	$259,230,366	$68,163,186	$104,692,489

$207,352	$13,860	$1,227,452	$1,094,136	$983,995	$(6,567)

604,238	1,026,949	32,709,101	32,409,457	15,560,787	12,363,024

212,263	260,695	4,550,037	3,035,124	4,055,748	11,228,256
985	67,190	484,282	785,249	—	1,097,973
(308,014)	(750,596)	(4,639,453)	(3,520,729)	(13,595,144)	(9,128,466)

(94,766)	(422,711)	394,866	299,644	(9,539,396)	3,197,763

509,472	604,238	33,103,967	32,709,101	6,021,391	15,560,787

912,853	1,178,185	1,814,586	1,266,859	6,237,024	8,540,137

135,263	163,271	1,449,537	1,950,299	1,514,858	2,378,476
341	112,094	28,037	49,411	—	535,275
(461,878)	(540,697)	(1,230,342)	(1,451,983)	(3,582,965)	(5,216,864)

(326,274)	(265,332)	247,232	547,727	(2,068,107)	(2,303,113)

586,579	912,853	2,061,818	1,814,586	4,168,917	6,237,024

Annual Report  69

Lazard Global Listed Infrastructure Portfolio

Period Ended December 31, 2009**

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4)
Net realized gain (loss) on investments and foreign currency	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	—

Net increase (decrease) in net assets resulting from operations	(4)

Distributions to shareholders
From net investment income
Institutional Shares	—
Open Shares	—
From net realized gains
Institutional Shares	—
Open Shares	—

Net decrease in net assets resulting from distributions	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	73,899
Open Shares	50,000
Net proceeds from reinvestment of distributions
Institutional Shares	—
Open Shares	—
Cost of shares redeemed
Institutional Shares	—
Open Shares	—

Net increase (decrease) in net assets from capital stock transactions	123,899

Redemption fees (Note 2(k))
Institutional Shares	—
Open Shares	—

Net increase in net assets from redemption fees	—

Total increase (decrease) in net assets	123,895
Net assets at beginning of period	—

Net assets at end of period*	$123,895

* Includes undistributed (distributions in excess of) net investment income (loss) of	$—

** Portfolio commenced operations on December 31, 2009.
† Portfolio commenced operations on September 30, 2008.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	—

Shares sold	7,390
Shares issued to shareholders from reinvestment of distributions	—
Shares redeemed	—

Net increase (decrease)	7,390

Shares outstanding at end of period	7,390

Open Shares
Shares outstanding at beginning of period	—

Shares sold	5,000
Shares issued to shareholders from reinvestment of distributions	—
Shares redeemed	—

Net increase (decrease)	5,000

Shares outstanding at end of period	5,000

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Developing Markets Equity Portfolio		Lazard U.S. High Yield Portfolio

Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Period Ended December 31, 2008†	Year Ended December 31, 2009	Year Ended December 31, 2008

$173,491,609	$196,359,418	$(73,007)	$4,541	$5,648,000	$4,096,656
(1,134,986,477)	(248,909,557)	4,740,733	(593,613)	(4,302,446)	(2,513,802)
4,905,051,593	(3,868,440,606)	9,714,986	(1,837,500)	19,030,597	(11,115,548)

3,943,556,725	(3,920,990,745)	14,382,712	(2,426,572)	20,376,151	(9,532,694)

(213,098,743)	(134,962,200)	(53,044)	(5,744)	(5,077,021)	(3,765,781)
(75,965,459)	(40,106,596)	(9,449)	—	(570,610)	(334,254)

—	(352,398,452)	(617,737)	—	—	—
—	(122,897,038)	(1,313,171)	—	—	—

(289,064,202)	(650,364,286)	(1,993,401)	(5,744)	(5,647,631)	(4,100,035)

3,728,730,269	2,881,382,659	6,734,603	8,950,072	59,926,907	8,774,235
1,942,142,287	1,487,740,951	38,429,793	374,340	6,119,172	7,506,814

179,344,209	439,559,870	637,253	4,660	3,298,041	3,271,381
68,872,759	151,615,778	1,304,978	—	347,431	111,646

(1,400,549,243)	(1,916,399,576)	(1,262,218)	—	(22,988,509)	(21,832,121)
(628,483,832)	(779,961,986)	(2,158,324)	—	(7,231,937)	(2,772,205)

3,890,056,449	2,263,937,696	43,686,085	9,329,072	39,471,105	(4,940,250)

180,078	266,410	51	—	6,353	185
240,241	221,143	5,416	—	5,462	1,387

420,319	487,553	5,467	—	11,815	1,572

7,544,969,291	(2,306,929,782)	56,080,863	6,896,756	54,211,440	(18,571,407)
4,431,025,323	6,737,955,105	6,896,756	—	39,482,650	58,054,057

$11,975,994,614	$4,431,025,323	$62,977,619	$6,896,756	$93,694,090	$39,482,650

$(121,241,529)	$(6,339,328)	$12,031	$(39,857)	$(230,128)	$(284,000)

303,003,714	220,678,561	999,421	—	9,073,796	10,936,413

255,663,716	156,640,752	604,160	998,695	14,172,786	1,947,466
9,991,334	33,803,788	48,720	726	765,009	704,062
(96,845,957)	(108,119,387)	(134,483)	—	(5,391,934)	(4,514,145)

168,809,093	82,325,153	518,397	999,421	9,545,861	(1,862,617)

471,812,807	303,003,714	1,517,818	999,421	18,619,657	9,073,796

102,746,768	60,722,332	54,614	—	1,376,829	343,679

127,649,425	74,668,872	3,300,183	54,614	1,471,742	1,601,082
3,780,047	11,335,377	99,693	—	79,651	24,210
(43,921,704)	(43,979,813)	(196,154)	—	(1,632,879)	(592,142)

87,507,768	42,024,436	3,203,722	54,614	(81,486)	1,033,150

190,254,536	102,746,768	3,258,336	54,614	1,295,343	1,376,829

Annual Report  71

	Lazard Capital Allocator Opportunistic Strategies Portfolio
	Year Ended December 31, 2009	Period Ended December 31, 2008**

Increase in Net Assets
Operations
Net investment income	$2,803,446	$3,551,644
Net realized loss on investments, options, foreign currency and forward currency contracts	(19,863,801)	(18,097,683)
Net change in unrealized appreciation (depreciation) on investments, foreign currency
and forward currency contracts	50,755,183	(34,492,862)

Net increase (decrease) in net assets resulting from operations	33,694,828	(49,038,901)

Distributions to shareholders
From net investment income
Institutional Shares	(2,690,734)	(4,062,392)
Open Shares	(184,678)	(213,626)

Net decrease in net assets resulting from distributions	(2,875,412)	(4,276,018)

Capital stock transactions
Net proceeds from sales
Institutional Shares	98,851,646	202,127,067
Open Shares	12,563,627	14,174,302
Net proceeds from reinvestment of distributions
Institutional Shares	1,515,440	1,508,581
Open Shares	65,857	134,004
Cost of shares redeemed
Institutional Shares	(43,713,802)	(41,810,708)
Open Shares	(7,387,095)	(2,745,272)

Net increase in net assets from capital stock transactions	61,895,673	173,387,974

Redemption fees (Note 2(k))
Institutional Shares	2,166	1,335
Open Shares	1,854	1,557

Net increase in net assets from redemption fees	4,020	2,892

Total increase in net assets	92,719,109	120,075,947
Net assets at beginning of period	120,075,947	—

Net assets at end of period*	$212,795,056	$120,075,947

* Includes undistributed net investment income of	$20,548	$322,499

** Portfolio commenced operations on March 26, 2008.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	15,043,527	—

Shares sold	12,450,610	20,288,588
Shares issued to shareholders from reinvestment of distributions	171,624	214,592
Shares redeemed	(5,387,345)	(5,459,653)

Net increase	7,234,889	15,043,527

Shares outstanding at end of period	22,278,416	15,043,527

Open Shares
Shares outstanding at beginning of period	1,264,077	—

Shares sold	1,555,062	1,561,830
Shares issued to shareholders from reinvestment of distributions	7,450	19,035
Shares redeemed	(912,236)	(316,788)

Net increase	650,276	1,264,077

Shares outstanding at end of period	1,914,353	1,264,077

The accompanying notes are an integral part of these financial statements.

72  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY VALUE PORTFOLIO

	Year Ended				For the Period
Selected data for a share of capital stock outstanding throughout each period					9/30/05* to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$7.00	$11.25	$11.73	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.12	0.18	0.17	0.18	0.03
Net realized and unrealized gain (loss)	1.62	(4.26)	0.05	2.33	0.02

Total from investment operations	1.74	(4.08)	0.22	2.51	0.05

Less distributions from:
Net investment income	(0.12)	(0.17)	(0.15)	(0.62)	(0.03)
Net realized gains	—	—	(0.55)	(0.18)	—

Total distributions	(0.12)	(0.17)	(0.70)	(0.80)	(0.03)

Redemption fees	—	—	— (c)	—	—

Net asset value, end of period	$8.62	$7.00	$11.25	$11.73	$10.02

Total Return (b)	24.81%	(36.18)%	1.65%	25.23%	0.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,464	$6,554	$8,488	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (d)	3.44%	3.21%	3.56%	112.90%	388.31%
Net investment income (d)	1.60%	1.90%	1.40%	1.57%	1.17%
Portfolio turnover rate	62%	97%	83%	95%	13%

	Year Ended				For the Period
Selected data for a share of capital stock outstanding throughout each period					9/30/05* to
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$7.04	$11.31	$11.77	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.13	0.12	0.02
Net realized and unrealized gain (loss)	1.64	(4.28)	0.06	2.37	0.02

Total from investment operations	1.73	(4.13)	0.19	2.49	0.04

Less distributions from:
Net investment income	(0.10)	(0.14)	(0.11)	(0.56)	(0.02)
Net realized gains	—	—	(0.55)	(0.18)	—

Total distributions	(0.10)	(0.14)	(0.66)	(0.74)	(0.02)

Redemption fees	— (c)	—	0.01	—	—

Net asset value, end of period	$8.67	$7.04	$11.31	$11.77	$10.02

Total Return (b)	24.49%	(36.43)%	1.59%	24.83%	0.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$300	$134	$341	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	5.52%	12.10%	9.40%	138.32%	596.46%
Net investment income (d)	1.15%	1.56%	1.02%	1.05%	0.86%
Portfolio turnover rate	62%	97%	83%	95%	13%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  73

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

	Year Ended
Selected data for a share of capital stock outstanding throughout each year
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of year	$6.26	$10.03	$11.81	$10.38	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.08	0.12	0.11	0.08	0.09
Net realized and unrealized gain (loss)	1.68	(3.65)	(0.04)	1.73	0.41

Total from investment operations	1.76	(3.53)	0.07	1.81	0.50

Less distributions from:
Net investment income	—	(0.12)	(0.12)	(0.07)	(0.03)
Net realized gains	—	(0.12)	(1.73)	(0.31)	(0.09)

Total distributions	—	(0.24)	(1.85)	(0.38)	(0.12)

Redemption fees	—	—	—	— (c)	—

Net asset value, end of year	$8.02	$6.26	$10.03	$11.81	$10.38

Total Return (b)	28.12%	(35.43)%	0.33%	17.44%	4.99%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$66,153	$54,749	$88,242	$117,194	$15,085
Ratios to average net assets:
Net expenses	1.05%	1.05%	0.98%	1.05%	1.16%
Gross expenses	1.09%	1.06%	0.98%	1.35%	13.80%
Net investment income	1.26%	1.45%	0.86%	0.71%	0.90%
Portfolio turnover rate	76%	82%	58%	82%	53%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of year	$6.28	$10.05	$11.83	$10.39	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.07	0.10	0.06	— (c)	0.06
Net realized and unrealized gain (loss)	1.67	(3.65)	(0.03)	1.79	0.35

Total from investment operations	1.74	(3.55)	0.03	1.79	0.41

Less distributions from:
Net investment income	—	(0.10)	(0.08)	(0.04)	—
Net realized gains	—	(0.12)	(1.73)	(0.31)	(0.09)

Total distributions	—	(0.22)	(1.81)	(0.35)	(0.09)

Redemption fees	—	—	— (c)	—	0.07

Net asset value, end of year	$8.02	$6.28	$10.05	$11.83	$10.39

Total Return (b)	27.71%	(35.63)%	(0.07)%	17.20%	4.79%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,945	$7,218	$11,558	$11,836	$234
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.35%	1.35%	1.50%
Gross expenses	1.39%	1.51%	1.40%	7.38%	33.06%
Net investment income	0.96%	1.15%	0.50%	0.03%	0.58%
Portfolio turnover rate	76%	82%	58%	82%	53%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

74	Annual Report

LAZARD U.S. MID CAP EQUITY PORTFOLIO

	Year Ended
Selected data for a share of capital stock outstanding throughout each year
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of year	$7.50	$12.46	$14.41	$13.23	$13.20

Income (loss) from investment operations:
Net investment income (a)	0.08	0.15	0.12	0.09	0.09
Net realized and unrealized gain (loss)	2.81	(4.93)	(0.51)	1.88	1.07

Total from investment operations	2.89	(4.78)	(0.39)	1.97	1.16

Less distributions from:
Net investment income	(0.08)	(0.18)	(0.11)	(0.08)	(0.07)
Net realized gains	—	—	(1.45)	(0.71)	(1.06)

Total distributions	(0.08)	(0.18)	(1.56)	(0.79)	(1.13)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$10.31	$7.50	$12.46	$14.41	$13.23

Total Return (b)	38.49%	(38.33)%	(2.93)%	14.85%	8.89%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$143,267	$103,650	$277,953	$235,367	$171,912
Ratios to average net assets:
Net expenses	0.91%	0.89%	0.87%	0.89%	0.93%
Gross expenses	0.91%	0.89%	0.87%	0.89%	0.93%
Net investment income	0.90%	1.41%	0.81%	0.66%	0.67%
Portfolio turnover rate	77%	81%	100%	76%	80%

	Year Ended
Selected data for a share of capital stock outstanding throughout each year
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of year	$7.40	$12.29	$14.23	$13.07	$13.06

Income (loss) from investment operations:
Net investment income (a)	0.05	0.13	0.09	0.05	0.05
Net realized and unrealized gain (loss)	2.78	(4.87)	(0.51)	1.86	1.05

Total from investment operations	2.83	(4.74)	(0.42)	1.91	1.10

Less distributions from:
Net investment income	(0.05)	(0.15)	(0.07)	(0.04)	(0.03)
Net realized gains	—	—	(1.45)	(0.71)	(1.06)

Total distributions	(0.05)	(0.15)	(1.52)	(0.75)	(1.09)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$10.18	$7.40	$12.29	$14.23	$13.07

Total Return (b)	38.26%	(38.53)%	(3.17)%	14.57%	8.53%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$69,737	$64,372	$158,062	$80,410	$54,370
Ratios to average net assets:
Net expenses	1.17%	1.15%	1.13%	1.18%	1.23%
Gross expenses	1.17%	1.15%	1.13%	1.18%	1.23%
Net investment income	0.64%	1.17%	0.58%	0.37%	0.35%
Portfolio turnover rate	77%	81%	100%	76%	80%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.
Annual Report 75

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of year	$7.59	$11.58	$14.44	$15.40	$18.84
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	0.01	0.04	0.02	0.02
Net realized and unrealized gain (loss)	4.22	(4.00)	(0.87)	2.60	0.76
Total from investment operations	4.21	(3.99)	(0.83)	2.62	0.78
Less distributions from:
Net investment income	—	—	(0.04)	(0.01)	(0.02)
Net realized gains	—	—	(1.99)	(3.57)	(4.20)
Total distributions	—	—	(2.03)	(3.58)	(4.22)
Redemption fees	—	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$11.80	$7.59	$11.58	$14.44	$15.40
Total Return (b)	55.47%	(34.46)%	(6.38)%	17.11%	4.31%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$56,042	$36,934	$109,853	$196,483	$253,236
Ratios to average net assets:
Net expenses	1.22%	1.13%	0.93%	0.91%	0.88%
Gross expenses	1.23%	1.13%	0.93%	0.91%	0.88%
Net investment income (loss)	(0.12)%	0.08%	0.24%	0.10%	0.10%
Portfolio turnover rate	195%	138%	98%	86%	87%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of year	$7.46	$11.43	$14.27	$15.29	$18.78
Income (loss) from investment operations:
Net investment loss (a)	(0.04)	(0.03)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	4.14	(3.94)	(0.84)	2.58	0.75
Total from investment operations	4.10	(3.97)	(0.85)	2.55	0.71
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gains	—	—	(1.99)	(3.57)	(4.20)
Total distributions	—	—	(1.99)	(3.57)	(4.20)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$11.56	$7.46	$11.43	$14.27	$15.29
Total Return (b)	54.96%	(34.73)%	(6.60)%	16.77%	3.93%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$19,531	$10,500	$25,203	$35,627	$37,057
Ratios to average net assets:
Net expenses	1.51%	1.49%	1.25%	1.23%	1.19%
Gross expenses	1.52%	1.49%	1.25%	1.23%	1.19%
Net investment loss	(0.40)%	(0.26)%	(0.07)%	(0.21)%	(0.21)%
Portfolio turnover rate	195%	138%	98%	86%	87%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of year	$10.50	$17.55	$16.31	$14.00	$12.91
Income (loss) from investment operations:
Net investment income (a)	0.26	0.36	0.36	0.33	0.26
Net realized and unrealized gain (loss)	2.38	(7.00)	1.42	2.83	1.16
Total from investment operations	2.64	(6.64)	1.78	3.16	1.42
Less distributions from:
Net investment income	— (c)	(0.41)	(0.54)	(0.85)	(0.33)
Total distributions	— (c)	(0.41)	(0.54)	(0.85)	(0.33)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$13.14	$10.50	$17.55	$16.31	$14.00
Total Return (b)	25.19%	(37.75)%	10.96%	22.92%	11.25%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$139,070	$119,870	$335,323	$701,145	$1,035,346
Ratios to average net assets:
Net expenses	0.99%	0.93%	0.89%	0.84%	0.89%
Gross expenses	0.99%	0.93%	0.89%	0.84%	0.89%
Net investment income	2.33%	2.47%	2.08%	2.14%	2.03%
Portfolio turnover rate	66%	44%	50%	68%	60%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of year	$10.60	$17.69	$16.40	$14.03	$12.94
Income (loss) from investment operations:
Net investment income (a)	0.22	0.31	0.32	0.25	0.23
Net realized and unrealized gain (loss)	2.42	(7.04)	1.41	2.87	1.16
Total from investment operations	2.64	(6.73)	1.73	3.12	1.39
Less distributions from:
Net investment income	—	(0.36)	(0.44)	(0.75)	(0.30)
Total distributions	—	(0.36)	(0.44)	(0.75)	(0.30)
Redemption fees	—	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$13.24	$10.60	$17.69	$16.40	$14.03
Total Return (b)	24.91%	(37.98)%	10.57%	22.59%	10.93%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$19,520	$14,829	$32,449	$49,657	$48,770
Ratios to average net assets:
Net expenses	1.27%	1.28%	1.19%	1.15%	1.18%
Gross expenses	1.27%	1.28%	1.19%	1.15%	1.18%
Net investment income	1.98%	2.16%	1.89%	1.63%	1.78%
Portfolio turnover rate	66%	44%	50%	68%	60%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  77

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of year	$6.39	$11.78	$13.07	$11.73	$11.25

Income (loss) from investment operations:
Net investment income (a)	0.17	0.30	0.22	0.25	0.18
Net realized and unrealized gain (loss)	1.16	(4.73)	0.97	2.43	0.82

Total from investment operations	1.33	(4.43)	1.19	2.68	1.00

Less distributions from:
Net investment income	(0.02)	(0.33)	(0.25)	(0.23)	(0.16)
Net realized gains	—	(0.63)	(2.23)	(1.11)	(0.36)

Total distributions	(0.02)	(0.96)	(2.48)	(1.34)	(0.52)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$7.70	$6.39	$11.78	$13.07	$11.73

Total Return (b)	20.86%	(38.74)%	9.25%	23.01%	8.90%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,925	$3,860	$12,103	$16,677	$12,262
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	3.46%	2.24%	1.67%	1.85%	1.97%
Net investment income	2.52%	3.06%	1.58%	1.90%	1.55%
Portfolio turnover rate	67%	52%	50%	40%	33%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of year	$6.41	$11.81	$13.10	$11.75	$11.28

Income (loss) from investment operations:
Net investment income (a)	0.14	0.26	0.16	0.21	0.12
Net realized and unrealized gain (loss)	1.17	(4.73)	0.99	2.44	0.83

Total from investment operations	1.31	(4.47)	1.15	2.65	0.95

Less distributions from:
Net investment income	— (c)	(0.30)	(0.21)	(0.19)	(0.12)
Net realized gains	—	(0.63)	(2.23)	(1.11)	(0.36)

Total distributions	— (c)	(0.93)	(2.44)	(1.30)	(0.48)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.72	$6.41	$11.81	$13.10	$11.75

Total Return (b)	20.49%	(39.00)%	8.92%	22.72%	8.46%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,530	$5,853	$13,916	$12,545	$10,026
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	3.62%	2.47%	1.95%	2.13%	2.28%
Net investment income	2.11%	2.67%	1.21%	1.65%	1.05%
Portfolio turnover rate	67%	52%	50%	40%	33%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

78  Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended				For the Period 10/31/05* to 12/31/05

	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$7.51	$12.92	$12.66	$10.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.26	0.23	0.19	— (c)
Net realized and unrealized gain (loss)	1.88	(5.43)	1.36	2.64	0.79

Total from investment operations	2.08	(5.17)	1.59	2.83	0.79

Less distributions from:
Net investment income	(0.18)	(0.22)	(0.25)	(0.15)	—
Net realized gains	—	(0.02)	(1.08)	(0.81)	—

Total distributions	(0.18)	(0.24)	(1.33)	(0.96)	—

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$9.41	$7.51	$12.92	$12.66	$10.79

Total Return (b)	27.76%	(39.98)%	12.88%	26.22%	7.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$311,570	$245,604	$418,584	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.91%	0.90%	0.88%	0.94%	1.46%
Gross expenses (d)	0.91%	0.90%	0.88%	0.94%	1.46%
Net investment income (loss) (d)	2.42%	2.48%	1.70%	1.57%	(0.20)%
Portfolio turnover rate	129%	72%	84%	68%	12%

Selected data for a share of capital stock outstanding throughout each period	Year Ended			For the Period 2/3/06* to 12/31/06

	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$7.51	$12.90	$12.64	$11.49

Income (loss) from investment operations:
Net investment income (a)	0.16	0.23	0.17	0.12
Net realized and unrealized gain (loss)	1.90	(5.42)	1.37	1.93

Total from investment operations	2.06	(5.19)	1.54	2.05

Less distributions from:
Net investment income	(0.14)	(0.18)	(0.20)	(0.09)
Net realized gains	—	(0.02)	(1.08)	(0.81)

Total distributions	(0.14)	(0.20)	(1.28)	(0.90)

Redemption fees	— (c)	— (c)	—	— (c)

Net asset value, end of period	$9.43	$7.51	$12.90	$12.64

Total Return (b)	27.38%	(40.18)%	12.37%	17.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,446	$13,627	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.21%	1.24%	1.28%	1.45%
Gross expenses (d)	1.21%	1.24%	1.28%	1.63%
Net investment income (d)	1.98%	2.23%	1.29%	1.10%
Portfolio turnover rate	129%	72%	84%	68%

* Commencement of operations.

(a)	Beginning with the fiscal year ended 12/31/06, net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report 79

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year
	Year Ended

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of year	$4.80	$10.49	$17.80	$17.10	$19.24

Income (loss) from investment operations:
Net investment income (a)	0.08	0.15	0.27	0.22	0.24
Net realized and unrealized gain (loss)	1.80	(5.19)	(1.20)	4.16	2.45

Total from investment operations	1.88	(5.04)	(0.93)	4.38	2.69

Less distributions from:
Net investment income	—	(0.14)	(0.63)	(0.25)	(0.22)
Net realized gains	—	(0.51)	(5.75)	(3.43)	(4.61)

Total distributions	—	(0.65)	(6.38)	(3.68)	(4.83)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$6.68	$4.80	$10.49	$17.80	$17.10

Total Return (b)	39.17%	(49.84)%	(4.61)%	26.31%	14.77%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$40,243	$74,640	$129,725	$698,166	$582,909
Ratios to average net assets:
Net expenses	1.17%	0.98%	0.91%	0.86%	0.93%
Gross expenses	1.21%	0.98%	0.91%	0.86%	0.93%
Net investment income	1.55%	1.81%	1.48%	1.20%	1.24%
Portfolio turnover rate	51%	61%	59%	49%	33%

Selected data for a share of capital stock outstanding throughout each year
	Year Ended

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of year	$4.82	$10.51	$17.77	$17.09	$19.22

Income (loss) from investment operations:
Net investment income (a)	0.07	0.13	0.21	0.17	0.18
Net realized and unrealized gain (loss)	1.81	(5.20)	(1.17)	4.13	2.45

Total from investment operations	1.88	(5.07)	(0.96)	4.30	2.63

Less distributions from:
Net investment income	—	(0.11)	(0.55)	(0.19)	(0.16)
Net realized gains	—	(0.51)	(5.75)	(3.43)	(4.61)

Total distributions	—	(0.62)	(6.30)	(3.62)	(4.77)

Redemption fees	— (c)	— (c)	— (c)	— (c)	0.01

Net asset value, end of year	$6.70	$4.82	$10.51	$17.77	$17.09

Total Return (b)	39.00%	(50.02)%	(4.79)%	25.83%	14.47%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$27,920	$30,052	$89,779	$137,358	$62,020
Ratios to average net assets:
Net expenses	1.43%	1.31%	1.20%	1.19%	1.27%
Gross expenses	1.48%	1.31%	1.20%	1.19%	1.27%
Net investment income	1.28%	1.56%	1.17%	0.89%	0.93%
Portfolio turnover rate	51%	61%	59%	49%	33%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	Period Ended 12/31/09*

Institutional Shares
Net asset value, beginning of period		$10.00

Loss from investment operations:
Net investment loss		— (a)

Total from investment operations		— (a)

Net asset value, end of period		$10.00

Total Return		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)		$74
Ratios to average net assets:
Net expenses (b)		1.30%
Gross expenses (b)	1,825.00	%(c)
Net investment loss (b)		(1.30)%
Portfolio turnover rate		0%

Selected data for a share of capital stock outstanding throughout the period	Period Ended 12/31/09*

Open Shares
Net asset value, beginning of period		$10.00

Loss from investment operations:
Net investment loss		— (a)

Total from investment operations		— (a)

Net asset value, end of period		$10.00

Total Return		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)		$50
Ratios to average net assets:
Net expenses (b)		1.60%
Gross expenses (b)	1,825.00	%(c)
Net investment loss (b)		(1.60)%
Portfolio turnover rate		0%

*	Portfolio commenced operations on December 31, 2009.
(a)	Amount is less than $0.01 per share.
(b)	Annualized for a period of less than one year.
(c)	Gross expenses ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

Annual Report  81

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year
	Year Ended

	12/31/09	12/31/08		12/31/07		12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of year	$10.88	$23.88		$20.60		$17.84	$13.98

Income (loss) from investment operations:
Net investment income (a)	0.35	0.61		0.36		0.33	0.29
Net realized and unrealized gain (loss)	7.24	(11.78)		6.41		4.98	5.42

Total from investment operations	7.59	(11.17)		6.77		5.31	5.71

Less distributions from:
Net investment income	(0.46)	(0.49)		(0.29)		(0.27)	(0.18)
Net realized gains	—	(1.34)		(3.20)		(2.28)	(1.67)

Total distributions	(0.46)	(1.83)		(3.49)		(2.55)	(1.85)

Redemption fees	— (c)	—	(c)	—	(c)	— (c)	—	(c)

Net asset value, end of year	$18.01	$10.88		$23.88		$20.60	$17.84

Total Return (b)	69.82%	(47.88)%		33.05%		30.32%	41.40%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,497,341	$3,295,983		$5,270,497		$2,744,753	$1,413,671
Ratios to average net assets:
Net expenses	1.15%	1.17%		1.20%		1.20%	1.27	%(d)
Gross expenses	1.15%	1.17%		1.20%		1.20%	1.28%
Net investment income	2.40%	3.16%		1.51%		1.67%	1.82%
Portfolio turnover rate	49%	43%		53%		46%	48%

Selected data for a share of capital stock outstanding throughout each year
	Year Ended

	12/31/09	12/31/08		12/31/07		12/31/06	12/31/05

Open Shares
Net asset value, beginning of year	$11.05	$24.17		$20.82		$17.99	$14.06

Income (loss) from investment operations:
Net investment income (a)	0.29	0.52		0.29		0.26	0.20
Net realized and unrealized gain (loss)	7.35	(11.87)		6.47		5.03	5.51

Total from investment operations	7.64	(11.35)		6.76		5.29	5.71

Less distributions from:
Net investment income	(0.41)	(0.43)		(0.22)		(0.18)	(0.14)
Net realized gains	—	(1.34)		(3.20)		(2.28)	(1.67)

Total distributions	(0.41)	(1.77)		(3.42)		(2.46)	(1.81)

Redemption fees	— (c)	—	(c)	0.01		— (c)	0.03

Net asset value, end of year	$18.28	$11.05		$24.17		$20.82	$17.99

Total Return (b)	69.14%	(48.09)%		32.71%		29.93%	41.31%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,478,654	$1,135,042		$1,467,458		$441,673	$195,944
Ratios to average net assets:
Net expenses	1.55%	1.53	%(d)	1.47	%(d)	1.54%	1.59%
Gross expenses	1.55%	1.54%		1.48%		1.54%	1.59%
Net investment income	1.94%	2.72%		1.19%		1.30%	1.21%
Portfolio turnover rate	49%	43%		53%		46%	48%

(a)	Net investment income has been computed using the average shares method. (b) Total returns reflect reinvestment of all dividends and distributions, if any. (c) Amount is less than $0.01 per share.
(d)	Portfolio leaving excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses were reduced by 0.01%.

The accompanying notes are an integral part of these financial statements.

82  Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/09	For the Period 9/30/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$6.54	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.01	0.01
Net realized and unrealized gain (loss)	7.09	(3.46)

Total from investment operations	7.10	(3.45)

Less distributions from:
Net investment income	(0.04)	(0.01)
Net realized gains	(0.42)	—

Total distributions	(0.46)	(0.01)

Redemption fees	— (c)	—

Net asset value, end of period	$13.18	$6.54

Total Return (b)	108.53%	(34.54	) %

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%
Gross expenses (d)	2.81%	11.98%
Net investment income (d)	0.07%	0.34%
Portfolio turnover rate	96%	72%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/09	For the Period 9/30/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$6.55	$10.00

Income (loss) from investment operations:
Net investment loss (a)	(0.08)	—	(c)
Net realized and unrealized gain (loss)	7.13	(3.45)

Total from investment operations	7.05	(3.45)

Less distributions from:
Net investment income	— (c)	—
Net realized gains	(0.42)	—

Total distributions	(0.42)	—

Redemption fees	0.01	—

Net asset value, end of period	$13.19	$6.55

Total Return (b)	108.17%	(34.60)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%
Gross expenses (d)	2.54%	28.95%
Net investment loss (d)	(0.63)%	(0.09)%
Portfolio turnover rate	96%	72%

* Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  83

LAZARD U.S. HIGH YIELD PORTFOLIO

	Year Ended

Selected data for a share of capital stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of year	$3.78	$5.15	$5.36	$5.27	$5.47

Income (loss) from investment operations:
Net investment income (a)	0.34	0.38	0.40	0.40	0.42
Net realized and unrealized gain (loss)	0.92	(1.37)	(0.21)	0.09	(0.19)

Total from investment operations	1.26	(0.99)	0.19	0.49	0.23

Less distributions from:
Net investment income	(0.34)	(0.38)	(0.40)	(0.40)	(0.43)

Total distributions	(0.34)	(0.38)	(0.40)	(0.40)	(0.43)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$4.70	$3.78	$5.15	$5.36	$5.27

Total Return (b)	34.66%	(20.24)%	3.63%	9.71%	4.33%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$87,568	$34,262	$56,278	$68,452	$75,100
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.89%	1.00%	0.90%	0.90%	0.86%
Net investment income	7.96%	8.10%	7.56%	7.61%	7.89%
Portfolio turnover rate	17%	33%	20%	29%	22%

	Year Ended

Selected data for a share of capital stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of year	$3.79	$5.17	$5.37	$5.29	$5.48

Income (loss) from investment operations:
Net investment income (a)	0.33	0.37	0.39	0.39	0.40
Net realized and unrealized gain (loss)	0.94	(1.38)	(0.21)	0.08	(0.19)

Total from investment operations	1.27	(1.01)	0.18	0.47	0.21

Less distributions from:
Net investment income	(0.33)	(0.37)	(0.39)	(0.39)	(0.41)

Total distributions	(0.33)	(0.37)	(0.39)	(0.39)	(0.41)

Redemption fees	— (c)	— (c)	0.01	—	0.01

Net asset value, end of year	$4.73	$3.79	$5.17	$5.37	$5.29

Total Return (b)	34.40%	(20.35)%	3.53%	9.18%	4.22%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$6,126	$5,220	$1,776	$2,179	$2,986
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.21%	1.74%	2.14%	2.12%	1.78%
Net investment income	7.74%	7.89%	7.24%	7.29%	7.47%
Portfolio turnover rate	17%	33%	20%	29%	22%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

84  Annual Report

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/09	For the Period 3/26/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$7.36	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.14	0.21
Net realized and unrealized gain (loss)	1.42	(2.59)

Total from investment operations	1.56	(2.38)

Less distributions from:
Net investment income	(0.12)	(0.26)

Total distributions	(0.12)	(0.26)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$8.80	$7.36

Total Return (b)	21.21%	(23.64)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%
Gross expenses (d)	1.16%	1.27%
Net investment income (d)	1.72%	3.01%
Portfolio turnover rate	113%	94%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/09	For the Period 3/31/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$7.37	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.12	0.30
Net realized and unrealized gain (loss)	1.41	(2.64)

Total from investment operations	1.53	(2.34)

Less distributions from:
Net investment income	(0.10)	(0.24)

Total distributions	(0.10)	(0.24)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$8.80	$7.37

Total Return (b)	20.71%	(23.44)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%
Gross expenses (d)	1.44%	1.93%
Net investment income (d)	1.44%	4.68%
Portfolio turnover rate	113%	94%

* Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  85

The Lazard Funds, Inc. Notes to Financial Statements December 31.2009

1. Organization
 The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of thirteen no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio (commenced operations on December 31, 2009), Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard U.S. High Yield Portfolio and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios — Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies
 The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different than the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

86  Annual Report

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the year ended December 31, 2009, only U.S. High Yield Portfolio traded in fixed income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At December 31, 2009, there were no securities out on loan.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolios record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(f) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

Annual Report  87

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Transactions in options written for the Capital Allocator Opportunistic Strategies Portfolio during the year ended December 31, 2009 were as follows:

Written Options	Number of Contracts	Premiums

Options outstanding at beginning
of year	—	$—

Options written	12,006	2,094,964
Options terminated in closing
purchase transactions	(6,593)	(902,670)
Options exercised	(949)	(252,461)
Options expired	(4,464)	(939,833)

Options outstanding at end of year	—	$—

Transactions in options purchased for the Capital Allocator Opportunistic Strategies Portfolio during the year ended December 31, 2009 were as follows:

	Number of
Purchased Options	Contracts	Amount

Options outstanding at beginning
of year	—	$—

Options purchased	5,656	1,905,832
Proceeds from sale of options	(5,656)	(696,581)
Loss on sale of options	—	(1,209,251)

Options outstanding at end of year	—	$—

None of the other Portfolios in the Fund traded in options during the year ended December 31, 2009.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code

(the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2009, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2010	Expiring 2011

International Equity	$—	$11,175,692
U.S. High Yield	15,965,273	2,546,543

Portfolio	Expiring 2016	Expiring 2017

U.S. Equity Value	$1,426,116	$1,691,932
U.S. Strategic Equity	14,442,262	14,362,453
U.S. Mid Cap Equity	82,095,467	40,427,077
U.S. Small-Mid Cap Equity	13,150,355	8,769,356
International Equity	1,141,203	30,735,332
International Equity Select	876,488	2,653,216
International Strategic Equity	36,546,429	60,710,573
International Small Cap Equity	27,930,381	50,775,251
Emerging Markets Equity	—	1,470,429,982
U.S. High Yield	1,590,672	5,346,242
Capital Allocator Opportunistic
Strategies	7,181,781	28,789,057

In December of 2009, U.S. High Yield Portfolio had $20,597,061 of unused realized capital losses expire.

During year 2009, Developing Markets Equity Portfolio used $116,097 of realized capital loss carryover from a prior period.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2009 and December 31, 2009 as follows:

Portfolio	Amount

International Equity	$427,347
International Equity Select	901,213
International Small Cap Equity	1,388,721
Capital Allocator Opportunistic Strategies	801,462

88  Annual Report

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2005-2008), or expected to be taken in the Fund’s 2009 tax returns.

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of U.S. High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually, except that Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders;however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2009	2008	2009	2008

U.S. Equity Value Institutional	$113,788	$156,785	$—	$—
Open	3,262	2,676	—	—
U.S. Strategic Equity Institutional	—	1,124,728	—	928,596
Open	—	118,843	—	123,044

	Ordinary Income		Long-Term Capital Gain
Portfolio	2009	2008	2009	2008

U.S. Mid Cap
Equity
Institutional	$1,061,800	$2,377,086	$—	$—
Open	362,964	1,273,350	—	—
U.S. Small-Mid
Cap Equity
Institutional	—	—	—	—
Open	—	—	—	—
International
Equity
Institutional	50,545	4,547,423	—	—
Open	—	462,171	—	—
International
Equity Select
Institutional	11,249	322,809	—	342,005
Open	2,723	439,528	—	503,650
International
Strategic Equity
Institutional	6,008,173	6,931,410	—	659,904
Open	269,925	325,040	—	45,090
International
Small Cap
Equity
Institutional	—	2,145,998	—	7,176,123
Open	—	692,577	—	3,460,853
Emerging
Markets
Equity
Institutional	213,098,743	249,267,089	—	238,093,563
Open	75,965,459	79,639,033	—	83,364,601
Developing
Markets Equity
Institutional	623,953	5,744	46,828	—
Open	1,223,075	—	99,545	—
U.S. High Yield
Institutional	5,077,021	3,765,781	—	—
Open	570,610	334,254	—	—
Capital Allocator
Opportunistic
Strategies
Institutional	2,690,734	4,062,392	—	—
Open	184,678	213,626	—	—

Annual Report  89

As of December 31, 2009, the components of distributable earnings on a tax basis, not disclosed elsewhere, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation) Including Foreign Currency	Other Timing Differences

U.S. Equity Value	$—	$—	$352,407	$(18,746)
U.S. Strategic Equity	802,020	—	8,838,855	—
U.S. Mid Cap Equity	51,803	—	22,287,929	—
U.S. Small-Mid
Cap Equity	—	—	15,255,353	—
International Equity	3,861,293	—	8,002,419	—
International Equity
Select	234,423	—	293,189	—
International
Strategic Equity	1,906,638	—	29,712,374	(19,089)
International Small
Cap Equity	993,370	—	(1,272,974)	—
Global Listed
Infrastructure	—	—	—	—
Emerging Markets
Equity	41,192,595	—	1,784,100,978	—
Developing
Markets Equity	2,064,593	348,542	7,589,636	(39,927)
U.S. High Yield	—	—	3,715,319	(230,128)
Capital Allocator
Opportunistic
Strategies	58,575	—	12,830,048	(38,027)

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired.

The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration and Distribution Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Equity Value	0.75%
U.S. Strategic Equity	0.75
U.S. Mid Cap Equity	0.75
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Global Listed Infrastructure	0.90
Emerging Markets Equity	1.00
Developing Markets Equity	1.00
U.S. High Yield	0.55
Capital Allocator Opportunistic Strategies	1.00

90  Annual Report

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
U.S. Mid Cap Equity	1.05	1.35
U.S. Small-Mid Cap Equity*	1.15	1.45
International Equity*	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity**	1.15	1.45
International Small Cap Equity**	1.13	1.43
Global Listed Infrastructure	1.30	1.60
Emerging Markets Equity**	1.30	1.60
Developing Markets Equity	1.30	1.60
U.S. High Yield	0.55	0.85
Capital Allocator Opportunistic Strategies	1.02	1.32

*	Effective September 1, 2009, the Investment Manager voluntarily agreed to impose the expense limitation on the Portfolio.
**	Effective May 1, 2009, the Investment Manager voluntarily agreed to impose the expense limitation on the Institutional Shares.

During the period ended December 31, 2009, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$153,716	$8,948
U.S. Strategic Equity	21,840	3,265
U.S. Small-Mid Cap Equity	7,076	956
International Equity Select	82,511	114,872
International Small Cap Equity	18,447	15,723
Global Listed Infrastructure	2,498	2,498
Developing Markets Equity	169,351	115,225
U.S. High Yield	217,505	26,187
Capital Allocator Opportunistic
Strategies	217,343	16,859

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01%

of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Equity Value and Developing Markets Equity Portfolios until each respective Portfolio’s net assets reach $25 million. In August 2009, Developing Markets Equity Portfolio’s net assets exceeded $25 million and the full base fee became effective.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan, in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an affiliated person of the Investment Manager or any of its affiliates an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. These Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

Annual Report   91

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the period ended December 31, 2009 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$5,044,620	$4,451,912
U.S. Strategic Equity	48,867,747	50,766,182
U.S. Mid Cap Equity	133,837,521	149,669,514
U.S. Small-Mid Cap Equity	103,061,499	101,528,458
International Equity	88,255,435	90,292,301
International Equity Select	5,777,897	8,316,892
International Strategic Equity	352,556,300	343,878,255
International Small Cap Equtiy	35,596,923	83,228,389
Global Listed Infrastructure	—	—
Emerging Markets Equity	6,937,511,691	3,526,588,483
Developing Markets Equity	62,027,296	22,636,619
U.S. High Yield	48,135,257	11,614,591
Capital Allocator Opportunistic
Strategies	235,046,354	173,743,333

For the period ended December 31, 2009, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit
The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50% from January 1, 2009 to July 19, 2009 and at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.25% from July 20, 2009 to December 31, 2009, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.11% per annum fee from January 1, 2009 to July 19, 2009 and a 0.15% per annum fee from July 20, 2009 to December 31, 2009, on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2009, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Amount Borrowed*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

U.S. Mid Cap Equity	$4,100,000	$4,600,000	0.78%	2
U.S. Strategic Equity	182,500	220,000	1.44	2
U.S. Small-Mid Cap
Equity	1,400,000	1,400,000	0.75	1
International Equity Select	346,667	650,000	1.31	27
International Strategic
Equity	3,266,250	9,200,000	1.44	8
International Small Cap
Equity	2,316,628	6,600,000	0.89	43
U.S. High Yield	2,083,387	6,070,000	1.46	31
Capital Allocator
Opportunistic
Strategies	3,257,143	3,900,000	0.59	7

*	For days borrowings were outstanding.

7. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements
Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework

92  Annual Report

for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodolgy used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2009:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2009

U.S. Equity Value Portfolio
Common Stocks	$8,682,984	$—	$—	$8,682,984
Preferred Stock	25,364	—	—	25,364
Short-Term Investment	—	40,684	—	40,684

Total	$8,708,348	$40,684	$—	$8,749,032

U.S. Strategic Equity Portfolio
Common Stocks	$74,460,091	$—	$—	$74,460,091
Preferred Stock	217,832	—	—	217,832
Short-Term Investment	—	425,202	—	425,202

Total	$74,677,923	$425,202	$—	$75,103,125

U.S. Mid Cap Equity Portfolio
Common Stocks	$209,813,933	$—	$—	$209,813,933
Short-Term Investment	—	3,137,173	—	3,137,173

Total	$209,813,933	$3,137,173	$—	$212,951,106

U.S. Small-Mid Cap Equity Portfolio
Common Stocks*	$71,997,093	$—	$—	$71,997,093
Repurchase Agreement	—	3,593,000	—	3,593,000

Total	$71,997,093	$3,593,000	$—	$75,590,093

International Equity Portfolio
Common Stocks	$5,598,360	$148,760,320	$—	$154,358,680
Repurchase Agreement	—	3,198,000	—	3,198,000

Total	$5,598,360	$151,958,320	$—	$157,556,680

International Equity Select Portfolio
Common Stocks	$3,608,868	$4,715,501	$—	$8,324,369
Short-Term Investment	—	610	—	610

Total	$3,608,868	$4,716,111	$—	$8,324,979

Annual Report  93

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2009

International Strategic Equity Portfolio
Common Stocks	$—	$317,099,590	$—	$317,099,590
Preferred Stock	—	5,010,216	—	5,010,216
Short-Term Investment	—	7,677,148	—	7,677,148

Total	$—	$329,786,954	$—	$329,786,954

International Small Cap Equity Portfolio
Common Stocks**	$—	$67,613,834	$—	$67,613,834
Preferred Stock	—	875,062	—	875,062
Short-Term Investment	—	384,044	—	384,044

Total	$—	$68,872,940	$—	$68,872,940

Global Listed Infrastructure Portfolio
Short-Term Investment	$—	$100,000	$—	$100,000

Total	$—	$100,000	$—	$100,000

Emerging Markets Equity Portfolio
Common Stocks	$2,316,089,390	$8,707,940,683	$—	$11,024,030,073
Preferred Stocks	—	407,362,568	—	407,362,568
Repurchase Agreement	—	13,093,000	—	13,093,000
Short-Term Investment	—	495,727,451	—	495,727,451

Total	$2,316,089,390	$9,624,123,702	$—	$11,940,213,092

Developing Markets Equity Portfolio
Common Stocks	$20,790,239	$39,082,627	$—	$59,872,866
Short-Term Investment	—	2,885,319	—	2,885,319

Total	$20,790,239	$41,967,946	$—	$62,758,185

U.S. High Yield Portfolio
Corporate Bonds†	$—	$87,381,102	$—	$87,381,102
Warrant	—	—	5	5
Short-Term Investment	—	4,801,902	—	4,801,902

Total	$—	$92,183,004	$5	$92,183,009

Capital Allocator Opportunistic Strategies Portfolio
Exchange-Traded Funds	$200,333,175	$—	$—	$200,333,175
Closed-End Management Investment Company	8,222,500	—	—	8,222,500
Short-Term Investment	—	3,331,565	—	3,331,565

Total	$208,555,675	$3,331,565	$—	$211,887,240

*	There was one security characterized as Level 3 which was valued at zero for year 2009. The security was received from in-kind subscriptions with a value of zero.
**	There was one security characterized as Level 3 which was valued at zero from January 27, 2009 to December 31, 2009.
†	There were two securities characterized as Level 3 which were valued at zero for year 2009.

94  Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2009:

Description	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Net Transfers In/(Out) of Level 3	Balance as of December 31, 2009	Net Change in Unrealized Depreciation from Investments Still Held at December 31, 2009

International Small Cap Equity Portfolio
Common Stock	$288,667	$—	$—	$(288,667)	$—	$—	$—	$—	$(288,667)

U.S. High Yield Portfolio
Corporate Bond	$284	$629,096	$(629,096)	$2,210,620	$—	$(2,210,904)	$—	$—	$—
Preferred Stock	256	—	—	(256)	—	—	—	—	—
Warrants	10	—	13,350	(5)	—	(13,350)	—	5	—

Total	$550	$629,096	$(615,746)	$2,210,359	$—	$(2,224,254)	$—	$5	$—

10. Derivative Instruments
Certain Portfolios may use derivative instruments, including forward currency contracts, for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

Capital Allocator Opportunistic Strategies Portfolio
During the year ended December 31, 2009, the cost of purchases and the proceeds from sales of forward currency contracts were $16,549,205 and $16,717,939, respectively.

The following table summarizes the effect of derivative instruments on its Statement of Operations for the year ended December 31, 2009. There were no derivative instruments open at December 31, 2009.

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(342,337)

Equity Price Risk:
Net realized gain on options	$111,179

Net Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$511,071

None of the other Portfolios in the Fund traded in derivatives during the year ended December 31, 2009.

11. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements through March 1, 2010. Management has determined that there are no such subsequent events that would require disclosure in the Fund’s financial statements through the above date, at which time the financial statements were issued.

12. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2010-06. The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009. At this time, the Fund’s management is evaluating the implications of ASU 2010-06.

Annual Report  95

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (the “Fund”, comprised of Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio (commenced operations December 31, 2009), Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard U.S. High Yield Portfolio and Lazard Capital Allocator Opportunistic Strategies Portfolio) as of December 31, 2009 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2009, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2009, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2009, and the financial highlights for the periods presented in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
March 1, 2010

96  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:
Kenneth S. Davidson (64)	Director (August 1995)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director (April 2007)

Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA- CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds) and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (79)	Director (October 1991)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (69)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (65)	Director (May 1991)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (62)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):

Charles Carroll (49)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (49)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 19 investment portfolios). Each Director serves an indefinite term, until his or her successor is elected and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

Annual Report  97

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (37)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles Carroll, President, whose information is included in the Interested Directors section.

98  Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s web-site at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements
 At the meeting of the Fund’s Board held on November 18-19, 2009, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Directors who are not interested persons (as defined in the Act) of the Fund (“Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 18 funds comprises approximately $12.8 billion of the approximately $107.9 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2009). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The representatives of the Investment Manager reviewed the Fund’s distribution channels, the relationships with various intermediaries, marketing activities on behalf of the Portfolios over the past year and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager and considered the Investment Manager’s substantial research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services are greater than those typically provided to a $12.8 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through September 30, 2009) information prepared by Lipper, noting the limitations of certain Lipper comparison groups (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fees and Expense Ratios. The Directors discussed the management fees and current expense ratios for each Portfolio, noting the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparisons and the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators (which, for the Fund, was

Annual Report  99

paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager).

It was noted that, for at least one share class of each Portfolio, contractual management fees are in the first or second quintiles (lower than median) or, for the International Equity Select Portfolio, in the middle quintile of each Portfolio’s relevant Group and that expense ratios were within the range of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager in the same Lipper category as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. The Directors noted that, as discussed below, the Portfolios’ investment returns were variously above, at or below the median ranges of the relevant Group and/or Lipper category (“Category”) over measurement periods up to ten years through September 30, 2009.

The performance of the U.S. Equity Value, International Strategic Equity, Emerging Markets Equity, Developing Markets Equity and Capital Allocator Portfolios was generally above the Group and Category medians for the periods in both share classes (except for the one-year period for the Emerging Markets Equity Portfolio). Performance of the

U.S. Small-Mid Cap and International Equity Portfolios, for one or both classes, was at or above the Group and Category medians for most of the periods shown, and was in the first (best) quartile of the Group and Category in the one- and two-year periods. Performance of the U.S. Strategic Equity and U.S. High Yield Portfolios was generally competitive. Performance of the U.S. Mid Cap Equity, International Equity Select and International Small Cap Equity Portfolios was below the Group and Category medians for most of the periods.

The Directors had received regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager for the calendar year ending December 31, 2009 (assuming that asset levels were unchanged from September 30, 2009 to December 31, 2009) and for calendar year 2010 assuming that the average net assets used in the 2009 projection increased by 20%, and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in 2009 and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board detailed information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that

100  Annual Report

the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated and projected profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline. Representatives of the Investment Manager noted that profitability levels had been relatively stable in recent years. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that a discussion of economies of scale should be predicated on increasing assets and that, for Portfolios with declining or stable assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced. The Directors determined that they would continue to consider potential material economies of scale.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services (as discussed above) associated with a nearly $108 billion global asset management business.

•

The Board was generally satisfied with the overall per- formance of the Portfolios, but would continue to more closely monitor performance of the U.S. Mid Cap Equity, International Equity Select and International Small Cap Equity Portfolios.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for each Portfolio was in the best interests of the Portfolio and its shareholders.

Global Listed Infrastructure Portfolio
At the meeting of the Fund’s Board held on November 18-19, 2009, the Board considered the approval of a new Management Agreement between the Fund, on behalf of Lazard Global Listed Infrastructure Portfolio (the “New Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager intends to provide the New Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 18 funds comprises approximately $12.8 billion of the approximately $107.9 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2009). The representatives of the Investment Manager noted that the Investment Manager believes that

Annual Report  101

the New Portfolio will benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services to be provided by the Investment Manager and considered the Investment Manager’s substantial research and portfolio management capabilities and that the Investment Manager also would provide oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the New Portfolio was expected to benefit from the extensive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services would be greater than those typically provided to a $12.8 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for the New Portfolio and the comparisons provided by Lipper, which compared contractual management fees and projected expense ratios for the New Portfolio to comparison groups chosen by Lipper, and the Directors noted the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparisons and the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators (which, for the Fund, was paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). The management fee was at (for Open Shares) or lower than (for Institutional Shares) the Group median. The projected expense ratio was within the range of those of the funds in the Group.

The Directors also considered management fees paid to the Investment Manager by Similar Accounts. The Directors discussed the fees to be paid to the Investment Manager compared to the fees paid to the Investment Manager by

Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services to the different types of Similar Accounts as compared to the services to be provided to the New Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the appropriateness and reasonableness of the New Portfolio’s management fee.

Performance. The New Portfolio’s proposed portfolio managers gave a presentation on the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies. The Directors considered the performance of a composite of accounts managed by the portfolio managers in a similar strategy to those contemplated for the New Portfolio, noting that the composites had achieved attractive performance compared to market and sector indices.

Investment Manager Profitability and Economies of Scale
Representatives of the Investment Manager noted discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Directors with specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and the extent to which economies of scale would be realized as the New Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Directors determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. Neither the Investment Manager nor its affiliates was expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives reviewed with the Board detailed information provided on the Investment Manager’s brokerage practices.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished

102  Annual Report

with sufficient information to make an informed business decision with respect to the approval of Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services (as discussed above) associated with a nearly $108 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined they would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the New Portfolio was in the best interests of the New Portfolio and its shareholders.

Annual Report  103

The Lazard Funds, Inc. Tax Information Year Ended December 31, 2009 (unaudited)

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2009:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2009 1099-DIV.

Portfolio	Percentage

U.S. Equity Value	100.00%
U.S. Strategic Equity	—
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	—
International Equity	100.00
International Equity Select	100.00
International Strategic Equity	100.00
International Small Cap Equity	100.00
Global Listed Infrastructure	—
Emerging Markets Equity	65.66
Developing Markets Equity	11.36
U.S. High Yield	—
Capital Allocator Opportunistic Strategies	44.86

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

U.S. Equity Value	100.00%
U.S. Strategic Equity	—
U.S. Mid Cap Equity	100.00
U.S. Small-Mid Cap Equity	—
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap Equity	—
Global Listed Infrastructure	—
Emerging Markets Equity	—
Developing Markets Equity	—
U.S. High Yield	—
Capital Allocator Opportunistic Strategies	21.38

Pursuant to Section 871 of the Code, the corresponding amounts have been designated as qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Portfolio	Amount

U.S. Equity Value	$—
U.S. Strategic Equity	—
U.S. Mid Cap Equity	—
U.S. Small-Mid Cap Equity	—
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap Equity	—
Global Listed Infrastructure	—
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104  Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112-6300

800-823-6300

www.LazardNet.com

© 2010 Lazard Asset Management LLC

12/09 LZDPS013

Lazard Funds

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $590,100 in 2008 and $509,100 in 2009.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $95,600 in 2008 and $99,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $95,600 in 2008 and $99,100 in 2009. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)          The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics referred to in Item 2.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	March 10, 2010

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	March 10, 2010